                      Guinness Flight Asia Blue Chip Fund
                      Guinness Flight Asia Small Cap Fund
                     Guinness Flight China & Hong Kong Fund
                      Guinness Flight Mainland China Fund
                  Guinness Flight Global Government Bond Fund

January 26, 1998

Dear Guinness Flight Shareholder:

    One year ago, in our letter to shareholders in the 1996 annual report, we had the luxury to report that 1996 had been a year of growth for our investors and our Funds. At that time, the entire world was anticipating Hong Kong's transfer of sovereignty in July of 1997. With foresight, the handover was to be the story of the year for the region. In hindsight, the handover turned out to be a non-event, complete with fireworks. As the year progressed and with the handover a success, it became clear that the real story in Asia was the "Asian economic crisis." While 1997 did represent "interesting times," it just was not what our shareholders, or we, had hoped for.

    However difficult the latter half of 1997 was, neither our confidence in nor commitment to Asia has changed. As part of this commitment, we launched the Mainland China Fund on November 3. Why are we confident given recent events in Asia? Clearly, the Asian crisis has ailed many Asian economies and we recognize that many of these economies will take time to recover and begin to grow again. However, the long-term prospects for the region have not changed. We have in previous annual report letters to shareholders cautioned that these markets are volatile. We would note now that this volatility can work both ways; it is not uncommon for the Asian markets to recover rapidly.

    Looking back, for the 12 months ended December 31, 1997, stock funds investing in Asia outside of Japan had total returns on average of -35.14%, according to Lipper Analytical Services. This figure contrasts sharply with general equity funds investing in U.S. stocks, which had total returns of 24.36% on average for the same time period. The dismal market performance across the Asian region began with the devaluation of the Thai baht in mid-1997 after concern of the country's current account and debt service problems arose.

    Devaluation in Thailand triggered massive sell-off across nearly all Asian currencies and stock markets in the following months. Problems spread to Malaysia, Indonesia and the Philippines and then on to the major Northeast Asian economy of Korea and even threatened the key Hong Kong-US dollar peg. The region's problems were intensified by the failure of a number of high profile financial institutions in Japan. The International Monetary Fund (IMF) and a number of major countries have provided support for Thailand, Indonesia and Korea with mixed results to date.

    While all markets across Asia ended the year negatively, results were mixed. Among Southeast Asian nations, Taiwan was the best performer in the region, ending the year with a -4.73% total return, while Thailand proved to be the worst performer, ending the year with a -75.83% total return in U.S. dollar terms. Total returns for other Asian markets are as follows for the calendar year: Hong Kong's Hang Seng Index, -19.5%; South Korea, -68.68%; the Philippines, -62.36%; Malaysia, -70.03%; Singapore, -37.83%;
Indonesia, -63.25%.; China's Shanghai B-Share Index, -17%; and China's Shenzen B-Share Index, -32%. While some markets in the Asian region, including the Philippines and Thailand, are not expected to rebound by much in 1998, we expect to see an upswing in Hong Kong, China, Taiwan and Singapore.

    Performance for the six-month and 12-month periods ended December 31, 1997, for the five Guinness Flight Funds was as follows:

 Guinness Flight Funds        6-Month Return      12-Month Return
 Asia Blue Chip Fund                 -37.85%              -37.68%
 Asia Small Cap Fund                 -41.60%              -30.77%
 China & Hong Kong Fund              -30.35%              -20.34%
 Mainland China Fund *                   N/A                  N/A
 Global Govt. Bond Fund                4.15%                2.87%
THE 12-MONTH RETURNS LISTED ABOVE REPRESENT AVERAGE ANNUALIZED
TOTAL RETURNS. SHARE PRICES AND RETURNS FLUCTUATE AND INVESTORS
MAY HAVE A GAIN OR A LOSS WHEN THEY REDEEM SHARES. PAST
PERFORMANCE IS NOT A GUARANTEE OF FUTURE RETURNS.
* From its inception on November 3, 1997 through December 31, the
Mainland China Fund had a -5.5% total return.

    In closing, we realize the last six-month period has been an uncertain and doubtful time for investors in Asia; however, we want to assure you that we continue to be quite optimistic about the long-term future. We would like to point you to specific comments from the fund managers for each fund inside this report. Your fund managers discuss in detail the last six months and provide their thoughts for what's ahead.

    We appreciate your continued commitment to Guinness Flight and look forward to our continued relationship with you.

Sincerely,

       [SIGNATURE]                        [SIGNATURE]

Timothy Guinness                          Howard Flight

GUINNESS FLIGHT ASIA BLUE CHIP FUND

    After suffering in the early stages of the Asian crisis, the relative performance of the Fund picked up in the last quarter of 1997 and allowed the Fund to move ahead of its benchmark, the MSCI Asia Free ex-Japan Index. The Fund ended the year down 37.68%, while the MSCI Asia Free ex-Japan Index was down 41.5% for the year. For the last six months of the year, the Fund had a total return of -37.85% and the Index, -43.03%.

    Over the last six months, we have made purchases that fell mainly into these groups with the following rationale:

    - First, we added to the Fund's India exposure with purchases of Tuta Eng and State Bank of India. We are finding some attractive opportunities in India because companies there have not been heavy users of US dollar debt and multiples are relatively modest.

    - Second, we purchased shares of companies with significant hard currency revenues and expenses in local currencies as these types of stocks are clear beneficiaries of the currency crisis. Purchases in this category included Johnson Electric, Gulf Indonesia, Dairy Farm International, CDL Hotels and Asia Pulp and Paper.

    - Third, we purchased utility stocks since this sector tends to be the most defensive. In this category, stocks purchased included Petronas Gas, Huaneng Power, PLDT, Hong Kong Electric, Hong Kong & China Gas, and Manila Electric.

    Sales during the period were motivated by profit-taking and strategic decision to reduce Hong Kong property exposure.

    Early in the period, exposure to Korea and Malaysia was reduced. Specifically, Cho Hung Bank in Korea was sold in view of the mounting banking crisis in that country. Selling EON, IO Corporation and Malayan Banking reduced our exposure to Malaysia. The property crisis in the Philippines prompted the sale of Metro Pacific.

    There are however stocks in Malaysia that have been unduly harshly treated and which offer exceptional value even if one cannot give the wider market a clean bill of health. The plantation sector is an example. In both Malaysia and Singapore, the policy will be to emphasize the defensive utilities and manufacturing sectors.

    The current turbulence in Asia markets suggests that the wheels have begun to turn, setting the stage for a fundamental turnaround. We believe that some currencies have fallen to levels well below fair value and that there will be a bounce that will provide an added boost to an equity recovery. Already, value is beginning to emerge on a selective basis. Because the timing of the turnaround will be extremely difficult to judge, we will maintain a defensive stance ready to position the Fund for long-term growth.

Richard Farrell -- London, January 20, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Comparison of change in value of $10,000 investment in the
     Guinness Flight Asia Blue Chip Fund and the MSCI
                 Asia Free Ex-Japan Index
                                                             Guinness Flight Asia    MSCI Asia Free
                           Dates                                Blue Chip Fund       Ex-Japan Index
4/29/96*                                                                   $10,000            $10,000
6/30/96                                                                     $9,904             $9,706
9/30/96                                                                     $9,840             $9,372
12/31/96                                                                   $10,384             $9,564
3/29/97                                                                     $9,880             $9,247
6/30/97                                                                    $10,411             $9,815
9/30/97                                                                     $8,697             $8,064
12/31/97                                                                    $6,471             $5,591
* Inception date.
Average Annual Total Return
One Year                                                           Since Inception
-37.68%                                                                    -22.90%
Past performance is not predictive of future performance

                      Guinness Flight Asia Blue Chip Fund

PORTFOLIO OF INVESTMENTS BY COUNTRY

December 31, 1997

-------------------------------------------------------------------------------------

Shares       COMMON STOCKS: 85.58%                                              Value
-------------------------------------------------------------------------------------
             China: 3.35%
    10,000   Huaneng Power International Inc. ADR......................  $    231,875
                                                                         ------------
             Hong Kong: 39.34%
   200,000   Amoy Properties Ltd.......................................       175,507
   500,000   CDL Hotel International...................................       151,632
    25,000   Cheung Kong...............................................       163,731
    40,000   Cosco Pacific Ltd.........................................        32,520
     8,400   Dah Sing Financial Holdings...............................        20,217
   174,000   First Pacific Co..........................................        84,204
    15,600   HSBC Holdings Plc.........................................       384,514
    11,500   Hang Seng Bank............................................       110,934
   125,000   Hong Kong & China Gas.....................................       241,967
    75,000   Hong Kong Electric........................................       285,037
    34,800   Hong Kong Telecom.........................................        71,630
    50,000   Hutchison Whampoa.........................................       313,588
    45,000   Johnson Electric Holdings.................................       129,501
    46,000   New World Development.....................................       159,092
    30,000   Shangri - La Asia Ltd.....................................        25,358
    74,000   South China Morning Post..................................        52,045
    30,000   Swire Pacific Ltd. A......................................       164,537
    20,000   Television Broadcasts Ltd.................................        57,040
   750,000   Tingyi (Cayman Island) Holding Co.*.......................        97,755
                                                                         ------------
             Total Hong Kong...........................................     2,720,809
                                                                         ------------
             India: 5.47%
     3,400   Hindalco Industries Ltd. ADR..............................        64,429
    12,000   State Bank of India GDR...................................       208,500
    14,000   Tata Engineering & Locomotion.............................       105,778
                                                                         ------------
             Total India...............................................       378,707
                                                                         ------------
             Indonesia: 5.21%
    10,000   Gulf Indonesia Resources Ltd.*............................       220,000
   179,683   Pt Bank International Indonesia...........................        10,618
    15,972   Pt Bank International Indonesia - Wts.....................           218
    30,000   Pt Indocement Tunggal Prakarsa............................         9,818
    67,650   Pt Indofood Sukses Makmur-F...............................        22,140

                      Guinness Flight Asia Blue Chip Fund

PORTFOLIO OF INVESTMENTS BY COUNTRY

December 31, 1997 continued

-------------------------------------------------------------------------------------

Shares                                                                          Value
-------------------------------------------------------------------------------------
             Indonesia: (continued)
     5,000   Pt Indonesia Satellite ADR................................  $     96,563
                                                                         ------------
             Total Indonesia...........................................       359,357
                                                                         ------------
             Malaysia: 5.43%
    50,000   Hicom Holdings Berhad.....................................        28,795
   150,000   Kumpulan Guthrie Berhad...................................        96,413
   150,000   Metroplex Berhad..........................................        38,373
    60,000   Petronas Gas Berhad.......................................       136,520
    20,000   RHB Capital Berhad........................................         9,667
     1,000   RHB Sakura Merchant Bankers*..............................           337
    20,000   Systems Telekom Malaysia*.................................        59,134
     8,000   United Engineers..........................................         6,664
                                                                         ------------
             Total Malaysia............................................       375,903
                                                                         ------------
             Philippines: 4.24%
   125,000   Ayala Corp................................................        48,611
    33,000   Manila Electric...........................................       109,185
       107   Metropolitan Bank & Trust.................................           719
     6,000   Philippine Long Distance Telephone ADR....................       135,000
                                                                         ------------
             Total Philippines.........................................       293,515
                                                                         ------------
             Singapore: 18.36%
    15,000   Asia Pulp & Paper ADR.....................................       150,938
   250,000   Dairy Farm International Holdings*........................       270,000
    61,750   Keppel Corp. Ltd..........................................       177,318
    50,000   Keppel Land Ltd...........................................        68,822
    18,120   Overseas Chinese Banking Corp. For. Reg...................       105,355
    15,000   Singapore Airlines Ltd. Foreign...........................        97,894
   130,000   Singapore Telecom Ltd.....................................       242,183
    15,000   United Overseas Bank*.....................................        83,210
    54,000   Want Want Holdings*.......................................        74,280
                                                                         ------------
             Total Singapore...........................................     1,270,000
                                                                         ------------
             South Korea: 0.07%
       813   Samsung Electronics.......................................         4,682
                                                                         ------------
             Taiwan: 3.54%
     8,225   China Steel Corp. GDS.....................................       121,319

                      Guinness Flight Asia Blue Chip Fund

PORTFOLIO OF INVESTMENTS BY COUNTRY
December 31, 1997 continued

-------------------------------------------------------------------------------------

Shares                                                                          Value
-------------------------------------------------------------------------------------
             Taiwan: (continued)
     2,640   President Enterprise GDS*.................................  $     31,680
     5,000   Taiwan Semiconductor......................................        92,188
                                                                         ------------
             Total Taiwan..............................................       245,187
                                                                         ------------
             Thailand: 0.57%
     9,600   Banpu Public Co Ltd. For. Reg.*...........................        39,696
                                                                         ------------
             Total Common Stocks
               (Identified cost $7,532,819): 85.58%....................  $  5,919,731
                                                                         ------------

-------------------------------------------------------------------------------------

Par Value    CORPORATE BONDS: 3.50%                                             Value
-------------------------------------------------------------------------------------
 $ 100,000   Formosa Chemical & Fiber                                    $    105,500
               1.75% due 07/19/2001....................................
   100,000   Nan Ya Plastics Convertible Bond                                 114,500
               1.75% due 07/19/2001....................................
    30,000   Ssangyong Oil Refining                                            22,349
               3.75% due 12/31/2008....................................
                                                                         ------------
             Total Corporate Bonds
               (Identified cost $271,337): 3.50%.......................       242,349
                                                                         ------------
             Total Investments in Securities
               (cost $7,804,156+): 89.08%..............................  $  6,162,080
                                                                         ------------
             Other Assets Less Liabilities: 10.92%.....................       755,356
                                                                         ------------
             Net Assets: 100.00%.......................................  $  6,917,436
                                                                         ------------
                                                                         ------------

    *      Non-income producing security.
    +      Cost for federal income tax purposes is the same.
Net unrealized appreciation consists of:
    Gross unrealized appreciation..............................................  $    197,183
    Gross unrealized depreciation..............................................    (1,839,259)
                                                                                 ------------
    Net unrealized depreciation................................................  $ (1,642,076)
                                                                                 ------------
                                                                                 ------------

See accompanying notes to financial statements.

                      Guinness Flight Asia Blue Chip Fund

PORTFOLIO OF INVESTMENTS BY INDUSTRY (Unaudited)

December 31, 1997

-------------------------------------------------------------------------------------

                                                                             % of
Industry                                                                  Net Assets
-------------------------------------------------------------------------------------

Airline.................................................................        1.43%
Automobile..............................................................        1.55
Banking.................................................................       15.88
Chemical................................................................        3.16
Construction............................................................        1.00
Commercial Services.....................................................        0.48
Diversified Minerals....................................................        0.58
Diversified Operations..................................................        8.57
Electric Utilities......................................................        9.10
Electronics.............................................................        3.04
Finance.................................................................        1.43
Food and Beverage.......................................................        1.87
Gas.....................................................................        5.50
Hotels..................................................................        2.57
Iron and Steel..........................................................        2.70
Media...................................................................        0.76
Oil/Petroleum Refining..................................................        3.52
Real-Estate.............................................................        5.49
Retail..................................................................        3.92
Shipbuilding............................................................        2.58
Telecommunications......................................................        8.56
Television..............................................................        0.83
Wholesale...............................................................        4.56
                                                                          -----------
Total Investments in Securities.........................................       89.08
Other assets less liabilities...........................................       10.92
                                                                          -----------
Net Assets..............................................................      100.00%
                                                                          -----------
                                                                          -----------

See accompanying notes to financial statements.

                      Guinness Flight Asia Blue Chip Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 1997
------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $7,804,156).................  $  6,162,080
Cash..................................................................       850,501
Receivables:
    Fund shares sold..................................................       111,700
    Dividends and interest............................................        12,824
    Unrealized gain on forward currency contracts open (Note 6).......            20
Prepaid expenses......................................................         6,005
Deferred organization costs, net......................................         5,813
                                                                        ------------
    Total assets......................................................  $  7,148,943
                                                                        ------------

LIABILITIES
Payables:
    Securities purchased..............................................       155,048
    Fund shares redeemed..............................................        43,523
Due to Affiliates (Note 3)............................................        15,158
Accrued expenses......................................................        17,778
                                                                        ------------
    Total liabilities.................................................       231,507
                                                                        ------------
NET ASSETS............................................................  $  6,917,436
                                                                        ------------
                                                                        ------------
Net asset value and redemption price per share
    ($6,917,436/856,183 shares outstanding; unlimited
    number of shares authorized without par value)....................         $8.08
                                                                               -----
                                                                               -----
SOURCE OF NET ASSETS
    Paid-in capital...................................................  $  9,108,623
    Undistributed net investment income...............................        10,520
    Accumulated net realized loss on investments......................      (559,815)
    Net unrealized appreciation (depreciation) on:
        Investments...................................................    (1,642,076)
        Foreign Currency..............................................           184
                                                                        ------------
            Net assets................................................  $  6,917,436
                                                                        ------------
                                                                        ------------

See accompanying notes to financial statements.

                      Guinness Flight Asia Blue Chip Fund

STATEMENT OF OPERATIONS

------------------------------------------------------------------------------------
                                                                     For the Year
                                                                        Ended
                                                                  December 31, 1997
------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld $6,571)................     $     92,482
Interest........................................................           28,751
                                                                  ------------------
    Total Investment Income.....................................          121,233

Expenses
Advisory fees (Note 3)..........................................           53,636
Administration fee (Note 3).....................................           13,425
Custodian.......................................................           32,961
Accounting......................................................           36,500
Transfer agent fees.............................................           27,553
Audit fees......................................................           20,001
Legal fees......................................................           11,793
Insurance.......................................................              500
Trustees' fees..................................................           13,389
Registration fees...............................................           12,999
Reports to shareholders.........................................            6,400
Deferred organization costs amortization........................            1,748
Miscellaneous...................................................            5,932
                                                                  ------------------
    Total expenses..............................................          236,837
    Interest on loans...........................................               16
    Commitment fee on credit line...............................              250
    Less: Expenses reimbursed (Note 3)..........................         (130,732)
                                                                  ------------------
    Net expenses................................................          106,371
                                                                  ------------------
        Net investment income...................................     $     14,862
                                                                  ------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY
Net realized loss from investments..............................         (548,153)
Net realized loss from foreign currency.........................          (11,995)
Net change in unrealized (depreciation) appreciation on:
    Investments.................................................       (1,809,229)
    Foreign currency............................................              255
                                                                  ------------------
    Net Realized and Unrealized Loss on Investments.............       (2,369,122)
                                                                  ------------------
        Net Decrease in Net Assets Resulting from Operations....     $ (2,354,260)
                                                                  ------------------
                                                                  ------------------

See accompanying notes to financial statements.

                      Guinness Flight Asia Blue Chip Fund

STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------
                                                For the Year      April 29, 1996*
                                                   Ended              through
                                             December 31, 1997   December 31, 1996
-----------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income......................     $     14,862        $        838
Net realized (loss) gain from
  investments..............................         (548,153)              2,695
Net realized loss on foreign currency......          (11,995)               (955)
Net change in unrealized (depreciation)
  appreciation on investments and foreign
  currency.................................       (1,808,974)            167,082
                                             ------------------  ------------------
    Net (Decrease) Increase in Net Assets
      Resulting from Operations............       (2,354,260)            169,660
                                             ------------------  ------------------

DISTRIBUTIONS TO SHAREHOLDERS
Dividends paid from net investment income..           (5,180)                 --
Dividends paid from net realized gains.....           (1,407)                 --
                                             ------------------  ------------------
    Total distributions....................           (6,587)                 --
                                             ------------------  ------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold..................       10,083,304           3,961,160
Net asset value of shares issued on
  reinvestment of distributions............            6,157                  --
Cost of shares redeemed....................       (4,498,343)           (843,655)
                                             ------------------  ------------------
Net increase from capital share
  transactions.............................        5,591,118           3,117,505
                                             ------------------  ------------------
    Total Increase in Net Assets...........        3,230,271           3,287,165
                                             ------------------  ------------------

NET ASSETS
Beginning of period........................        3,687,165             400,000
                                             ------------------  ------------------
End of period (including undistributed net
  investment income of $10,520 and $838,
  respectively)............................     $  6,917,436        $  3,687,165
                                             ------------------  ------------------
                                             ------------------  ------------------

CHANGES IN SHARES
Shares sold................................          982,882             320,248
Shares reinvested from distributions.......              474                  --
Shares redeemed............................         (411,241)            (68,180)
                                             ------------------  ------------------

    Net Increase...........................          572,115             252,068
                                             ------------------  ------------------
                                             ------------------  ------------------

*Commencement of operations.

See accompanying notes to financial statements.

                      Guinness Flight Asia Blue Chip Fund

FINANCIAL HIGHLIGHTS

for a capital share outstanding throughout the period

-------------------------------------------------------------------------------------------------------------
                                                                 For the Year            April 29, 1996*
                                                                    Ended                    through
                                                              December 31, 1997         December 31, 1996
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.....................        $      12.98              $      12.50
                                                                     --------                  --------
Income (loss) from investment operations:
  Net investment income..................................                0.02                      0.00
  Net realized and unrealized (loss) gain on
    investments..........................................               (4.91)                     0.48
                                                                     --------                  --------
Total from investment operations.........................               (4.89)                     0.48
                                                                     --------                  --------

Less distributions:
  Dividends from net investment income...................               (0.01)                       --
  Distributions from taxable net capital gains...........               (0.00)                       --
                                                                     --------                  --------
Total distributions......................................               (0.01)                       --
                                                                     --------                  --------
Net asset value, end of period...........................        $       8.08              $      12.98
                                                                     --------                  --------
                                                                     --------                  --------
Total return.............................................              (37.68)%                    3.84 %++

Ratios/supplemental data:
Net assets, end of period (thousands)....................        $      6,917              $      3,687
Ratio of expenses to average net assets:
  Before expense reimbursement...........................                4.41 %                    9.14 %+
  After expense reimbursement............................                1.98 %                    1.98 %+
Ratio of net investment (loss) income to average net
 assets:
  Before expense reimbursement...........................               (2.16)%                   (7.10)%+
  After expense reimbursement............................                0.28 %                    0.06 %+
Portfolio turnover rate..................................               34.69 %                   10.97 %
Average Commission Rate Paid.............................        $     0.0078              $     0.0190
BANK LOANS
Amount outstanding at end of period (000)................        $          0                        --
Average amount of bank loans oustanding during the period
 (monthly average) (000).................................        $        121                        --
Average number of shares outstanding during the period
 (monthly average) (000).................................                 479                        --
Average amount of debt per share during the period.......        $       0.25                        --

*          Commencement of operations.
+          Annualized
++         Not Annualized

See accompanying notes to financial statements.

GUINNESS FLIGHT ASIA SMALL CAP FUND

    For the last six months and the year, the Asia Small Cap Fund outperformed its relative benchmark, the HSBC James Capel Southeast Asia Smaller Companies Index. For the year, the Fund had a total return of -30.77% and the Index, -56.17%. For the last six months of the year, the Fund had a -41.60% return and the Index a -55.21% return.

    Over the last few months, we have been restructuring the portfolio to minimize interest-rate sensitive stocks and add defensive securities. The defensive stocks in which we are investing are exporters that receive revenue in hard currencies and utilities with strong domestic revenue streams. Generally, we are seeking stocks that are cash rich and/or have strong balance sheets with very low gearing.

    We are convinced that by applying this strategy we are moving the Fund to a stronger position. Specifically, our belief is that the Fund should be better able to weather any volatility that may be ahead and should be poised to recover as the outlook across the region improves.

    Any stock selling minimized interest-rate sensitive stocks. A reduction in the Fund's exposure to real estate and finance companies was executed by selling Bank Niaga, JCG Holdings, Dah Sing Financial, Midland Realty, Kwong On Bank, HKCB Bank and Lai Sun Development. We sold construction-related stocks, including Tipeo Asphalt, Semen Cibinong, Companion Building Materials and China Southern Glass. Heavy chemical stocks, Jilin Chemical 'H', Shanghai Petrochemical and Yizheng Chemical Fibre, were sold as were consumer-related stocks Delifrance and Multipolar.

    Most purchases during the last quarter of 1997 were aimed at increasing the Fund's position in Singapore. We view Singapore as a relative safe haven, boasting a strong electronics sector with a strong export slant. Such purchases included: Venture Manufacturing, Advanced Systems Auto, GPE Industries, Elec & Eltek, and Singapore Technology Engineering. Other purchases of stocks with hard currency revenues included: KCE Electronics in Thailand and Astra Agro Lestari in Indonesia.

    The strategy for the beginning of 1998 will be to:

1. Reduce the exposure to very small companies. There are approximately 18 stocks in the portfolio with a market capitalization of less than US $50 million and a further 21 stocks with a capitalization of between US $50 and $100 million.

2. Concentrate on stocks with sound balance sheets and strong revenues in hard currencies.

3. Achieve a wider geographical diversification, particularly towards Singapore and Malaysia in stocks with the above attributes.

4. Reduce the total number of stocks in the portfolio by eliminating the smaller, less liquid positions.

    While we believe that certain markets across Asia will take longer to recover than Hong Kong and China might take, we feel the Fund is well-stationed for a rebound when the environment allows. We hope investors in the Fund remain patient while certain countries work out their economic troubles. Small cap securities in Asia still have the potential to provide very good returns over the longer term.

Richard Farrell -- London, January 20, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        Comparison of change in value of $10,000 investment in the
       Guinness Flight Asia Small Cap Fund and the HSBC James Capel
   Southeast Asia Smaller Companies Index (HSBC James Capel SASC Index)
                                                                                                     HSBC James
                                                                            Guinness Flight Asia     Capel SASC
                                  Dates                                        Small Cap Fund          Index
4/29/96*                                                                                  $10,000         $10,000
6/30/96                                                                                   $10,461          $9,530
9/30/96                                                                                   $10,397          $9,467
12/31/96                                                                                  $11,308          $9,720
3/29/97                                                                                   $12,046         $10,336
6/30/97                                                                                   $13,406          $9,999
9/30/97                                                                                   $12,504          $7,820
12/31/97                                                                                   $7,829          $4,464
* Inception date.
Average Annual Total Return
One Year                                                                          Since Inception
-30.77%                                                                                   -13.60%
Past performance is not predictive of future performance

                      Guinness Flight Asia Small Cap Fund

PORTFOLIO OF INVESTMENTS BY COUNTRY

December 31, 1997

-----------------------------------------------------------------------------------

Shares        COMMON STOCK 95.50%                                             Value
-----------------------------------------------------------------------------------
              China: 23.81%
   6,059,000  Anhui Expressway Co Ltd - H...........................  $   1,016,480
   1,415,000  Beijing Datang Power - H*.............................        648,245
     900,000  Bengang Steel Plates - B*.............................        199,768
   1,174,190  Changchai Co. Ltd. - B*...............................        760,670
   1,000,000  China First Pencil - B................................        190,000
     615,175  China Southern Glass Co. - B..........................        173,065
   2,397,979  Dazhong Taxi - B......................................      1,793,688
   1,500,000  Eastern Communications - B............................      1,818,000
   4,054,000  First Tractor Co. - H*................................      2,445,793
   1,608,000  Guandong Kelon Elec Hld - H...........................      1,649,710
     716,000  Guangdong Brewery Holdings Ltd*.......................        101,639
   1,425,000  Guangdong Provincial Expr - B.........................        584,785
   1,661,600  Heilongjiang Electric Power Co........................      1,272,786
      30,000  Huaneng Power International Inc. - N*.................        695,625
   2,544,000  Huangshan TourismDVLP Co - B..........................      2,019,936
   2,712,000  Inner Mongolia Erdos Cashmere.........................        922,080
   5,000,000  Inner Mongolia Yitai Coal - B*........................      1,950,000
   3,000,000  Nanjing Panda Electronics - H.........................        391,018
   1,470,645  Shanghai Dajiang Group - B............................        220,597
     646,000  Shanghai Diesel Engineering - B*......................         81,396
   2,366,000  Shanghai Haixin Co. Ltd. - B..........................      1,041,040
   1,296,600  Shanghai Kaikai Industrial Co.*.......................        355,268
     157,917  Shanghai Lujiazui Finance & Trade*....................        123,175
   1,000,000  Shanghai Worldbest Co. Ltd. - B.......................        506,000
   3,255,660  Shenzhen Fangda Co Ltd - B............................      3,739,240
     400,000  Wuxi Little Swan - B..................................        416,054
   1,700,000  Zhenhai Refining & Chem Co. - H.......................        707,511
                                                                      -------------
              Total China...........................................     25,823,569
                                                                      -------------
              Hong Kong: 49.15%
   1,166,000  ASM Pacific Technology................................        737,308
     200,000  Anex International Holdings Ltd.......................         12,744
     207,000  CIG Wh Intl Holdings Ltd..............................         49,954
   6,263,000  CNPC Hong Kong Limited*...............................      1,757,907
   1,432,800  China Aerospace Intl. Holdings........................        443,763
   4,150,000  China Eastern Airlines*...............................        669,441

                      Guinness Flight Asia Small Cap Fund

PORTFOLIO OF INVESTMENTS BY COUNTRY

December 31, 1997 continued

-----------------------------------------------------------------------------------

Shares                                                                        Value
-----------------------------------------------------------------------------------
              Hong Kong: (continued)
   3,000,000  China Everbright - Ihd................................  $   2,419,667
   2,470,000  China Resources Beijing Land..........................      1,179,378
   1,376,400  Companion Building Material...........................         40,143
   1,765,160  Concord Land Dev Co Ltd...............................        694,766
   9,256,800  Continental Mariner Investment........................      3,434,417
  18,220,000  Denway Investment Ltd.................................      1,951,554
   3,644,000  Denway Investment Ltd. Wts............................         79,944
     135,000  Dickson Concept International - New...................        196,864
   4,402,000  Espirit Holdings Limited..............................      1,434,385
   1,614,000  Founder Hong Kong Ltd.................................        999,768
   4,182,000  Four Seas Mercantile Hldg.............................      2,023,810
     500,000  GZI Transportation Ltd................................        167,764
   6,816,000  Glorious Sun Enterprises Ltd..........................      1,781,185
   4,800,000  Gold Lion Holdings Ltd................................      1,595,045
   5,000,000  Guangnan Holdings Ltd.................................      4,097,303
     331,714  Guangnan Ltd. Wts.....................................         38,527
   2,767,000  Guangshen Railway Co. Ltd.............................        732,011
   1,400,000  Guangzhou Investment..................................        290,876
     548,000  High Fashion International*...........................         41,724
     597,000  HKCB Bank Holdings Co. Ltd............................        323,577
  20,534,000  Interform Ceramics....................................      2,861,881
   2,750,000  Jilin Chemical Ind....................................        319,396
     911,500  Kwong On Bank Ltd.....................................        817,515
   1,604,000  Leading Spirit Holding Co.............................        167,663
     960,000  Leading Spirit Conrowa................................        203,175
     972,000  Lung Kee (Bermuda) Holdings...........................        263,415
   1,534,400  Min Xin Holdings......................................        376,224
   2,664,000  NG Fung Hong Ltd......................................      2,801,858
   3,305,000  Northeast Electric - H................................        375,326
   3,900,000  Pacific Concord Holdings..............................        921,022
   2,957,000  Pico Far East Holdings Ltd............................        791,815
   1,268,000  QPL Intl Holdings Limited.............................        564,537
   8,000,000  Qingling Motors Company Ltd. - H......................      3,923,087
   3,160,000  Semi - Tech Ltd.......................................        517,899
      79,000  Semi - Tech Ltd. Wts..................................          2,855
      85,000  Shanghai Industrail Holding Ltd.......................        315,912

                      Guinness Flight Asia Small Cap Fund

PORTFOLIO OF INVESTMENTS BY COUNTRY

December 31, 1997 continued

-----------------------------------------------------------------------------------

Shares                                                                        Value
-----------------------------------------------------------------------------------
              Hong Kong: (continued)
   2,415,000  Shanghai Zhenhua Port Mach. - B*......................  $   1,661,520
   1,091,100  Shangdong Chenmimg Paper Ind. - B*....................        770,205
   7,113,000  Shougang Concord International. Ent. Co.*.............        780,236
   7,000,000  Silver Grant International Ltd.*......................      1,472,448
     942,000  Sinocan Holdings Ltd..................................        261,363
   1,050,000  Stelux Holdings International Ltd.....................         81,301
     240,000  Stelux Holdings International Ltd. Wts................            310
     118,000  Ta Fu International Ltd...............................         14,619
   7,508,000  Texwinca Holdings Ltd.................................      1,143,301
   1,601,000  Tsingtao Brewery Co. Ltd.*............................        373,959
   2,598,870  Tyre and Rubber.......................................        649,718
   1,639,000  Tysan Holdings Ltd....................................        253,813
   2,490,000  USI Holdings Ltd......................................        565,544
     794,000  Vanda Systems & Communications........................        163,944
     800,000  Varitronix International Ltd..........................      1,373,080
     514,000  Vitasoy International Holdings Ltd....................        217,234
   2,050,000  Wongs International...................................        502,646
     200,000  Wongs International Wts...............................          7,227
     931,000  YGM Trading...........................................        606,730
                                                                      -------------
              Total Hong Kong.......................................     53,316,603
                                                                      -------------
              Indonesia: 1.29%
   2,582,500  Astra Agro*...........................................        950,830
   1,397,000  Kalbe Farma...........................................        247,650
      32,500  Lautan Laus...........................................          5,318
   1,718,500  Pt Alumindo Light Metal Industrial....................        109,359
   3,000,000  Pt Multipolar Corporation.............................         81,818
                                                                      -------------
              Total Indonesia.......................................      1,394,975
                                                                      -------------
              Malaysia: 2.24%
   1,011,000  Cahya Mata Sarawak Berhad.............................        621,234
     199,200  Cahya Mata Sarawak Berhad Wts.........................         19,974
     675,000  Hap Seng Consolidated Berhad..........................        833,012
   1,280,000  IJM Corp Berhad - A...................................        424,528
     261,000  MBM Resources Berhad..................................        100,656

                      Guinness Flight Asia Small Cap Fund

PORTFOLIO OF INVESTMENTS BY COUNTRY

December 31, 1997 continued

-----------------------------------------------------------------------------------

Shares                                                                        Value
-----------------------------------------------------------------------------------
              Malaysia: (continued)
     209,000  Malakoff Berhad.......................................  $     435,249
                                                                      -------------
              Total Malaysia........................................      2,434,653
                                                                      -------------
              Philippines: 0.12%
   2,724,000  Alaska Milk Corporation*..............................        104,924
     180,000  CN Solid Group Inc....................................          7,111
     890,465  Davao Union Cement Corp. - B..........................         21,547
     123,000  Universal Rightfield Property*........................          2,004
                                                                      -------------
              Total Philippines.....................................        135,586
                                                                      -------------
              Singapore: 13.89%
     850,000  Advanced Systems Automation...........................        685,850
     585,000  Avimo Group Ltd.......................................        735,805
     138,000  Clipsal Industries Ltd................................        176,640
      80,000  Comfort Group Ltd.....................................         34,648
     500,000  Datacraft Asia Limited................................      1,290,000
   1,177,000  Elec & Eltek Int Co Ltd...............................      5,390,660
     640,000  Flextech Holdings Ltd*................................        383,506
   3,455,000  GPE Industries Ltd....................................      2,193,925
     226,000  Informatics Ltd.......................................        100,564
      51,840  Osprey Maritime Ltd. Pfd..............................         23,682
     192,000  Osprey Maritime Ltd...................................        153,782
     600,000  Roly International Holdings...........................        228,000
   1,438,360  Singapore Tech Automotive For Reg*....................      1,083,784
   1,996,000  Teledata Ltd..........................................        343,423
     262,500  Uraco Holdings Ltd....................................         17,131
     680,000  Venture Manufacturing.................................      1,896,173
     509,000  Wong's Circuits Holdings Ltd.*........................        333,395
                                                                      -------------
              Total Singapore.......................................     15,070,968
                                                                      -------------
              Thailand: 5.00%
     352,000  Central Pattana.......................................        103,319
     524,000  Eastern Water Resources...............................        561,328
     861,400  Kce Electronics.......................................      2,362,275
   2,133,400  Mah Boon Krong Properties.............................      1,039,847
     526,200  Phatra Thanakit Co. - Foreign.........................        301,572
      99,900  Pizza Co. Ltd. - Foreign..............................        181,928

                      Guinness Flight Asia Small Cap Fund

PORTFOLIO OF INVESTMENTS BY COUNTRY

December 31, 1997 continued

-----------------------------------------------------------------------------------

Shares                                                                        Value
-----------------------------------------------------------------------------------
              Thailand: (continued)
     588,200  Robinson Department Store.............................  $      20,793
     617,390  Siam City Cement......................................        661,371
      53,000  Shinawatra Computer Co. - Foreign*....................        181,682
      50,000  Thai Rung Union Car - Foreign.........................         14,194
                                                                      -------------
              Total Thailand........................................      5,428,309
                                                                      -------------
              Total Investments in Securities:
                (Indentified cost $147,056,226+): 95.50%............  $ 103,604,663
                                                                      -------------
              Other Assets Less Liabilities: 4.50%..................      4,873,438
                                                                      -------------
              Net Assets: 100.00%...................................  $ 108,478,101
                                                                      -------------
                                                                      -------------

    *      Non-incoming producing security
    +      Cost for federal income tax purposes is the same.
Net unrealized depreciation consists of:
    Gross unrealized appreciation............................................  $   4,517,184
    Gross unrealized depreciation............................................    (47,968,747)
                                                                               -------------
    Net unrealized depreciation..............................................  $ (43,451,563)
                                                                               -------------
                                                                               -------------

See accompaying notes to financial statements.

                      Guinness Flight Asia Small Cap Fund

PORTFOLIO OF INVESTMENTS BY INDUSTRY (Unaudited)

December 31, 1997

-------------------------------------------------------------------------------------

                                                                             % of
Industry                                                                  Net Assets
-------------------------------------------------------------------------------------
Airline.................................................................        0.61%
Agriculture.............................................................        2.01
Automobile..............................................................        9.65
Banking.................................................................        1.05
Chemical................................................................        1.59
Coal....................................................................        1.78
Computer Services.......................................................        1.17
Construction............................................................        5.28
Consumer Related........................................................       10.59
Diversified Operations..................................................        0.59
Electric Utilities......................................................        2.39
Electronics.............................................................       11.72
Finance.................................................................        4.73
Forestry................................................................        0.01
Food and Beverage.......................................................        3.29
Iron and Steel..........................................................        0.30
Machinery...............................................................        4.39
Manufacturing...........................................................        3.90
Oil/Petroleum Refining..................................................        2.26
Pharmaceutical..........................................................        0.23
Real-Estate.............................................................        4.83
Retail..................................................................        7.36
Technology..............................................................        2.32
Telecommunications......................................................        1.49
Textile.................................................................        1.99
Transportation..........................................................        1.27
Travel Services.........................................................        1.85
Utilities...............................................................        0.51
Wholesale...............................................................        6.34
                                                                          -----------
Total Investments in Securities.........................................       95.50
Other assets less liabilities...........................................        4.50
                                                                          -----------
Net Assets..............................................................      100.00%
                                                                          -----------
                                                                          -----------

See accompanying notes to financial statements.

                      Guinness Flight Asia Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 1997
------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $147,056,226)..............  $ 103,604,663
Cash.................................................................      5,933,076
Receivables:
    Fund shares sold.................................................        431,283
    Securities sold..................................................        144,227
    Dividends and interest...........................................         75,380
Prepaid expenses.....................................................         81,339
Deferred organization costs, net.....................................          5,813
                                                                       -------------
    Total assets.....................................................  $ 110,275,781
                                                                       -------------

LIABILITIES
Payables:
    Fund shares redeemed.............................................      1,574,300
    Unrealized loss on forward currency contracts open (Note 6)......             76
Due to Affiliates (Note 3)...........................................        110,058
Accrued expenses.....................................................        113,246
                                                                       -------------
    Total liabilities................................................      1,797,680
                                                                       -------------
NET ASSETS...........................................................  $ 108,478,101
                                                                       -------------
                                                                       -------------
Net asset value and redemption price per share
    ($108,478,101/11,154,820 shares outstanding; unlimited
    number of shares authorized without par value)...................          $9.73
                                                                               -----
                                                                               -----
SOURCE OF NET ASSETS
    Paid-in capital..................................................  $ 172,128,565
    Overdistributed net investment income............................       (617,246)
    Undistributed net realized loss on investments...................    (19,036,384)
    Net unrealized depreciation on:
        Investments..................................................    (43,451,563)
        Foreign currency.............................................       (545,271)
                                                                       -------------
            Net assets...............................................  $ 108,478,101
                                                                       -------------
                                                                       -------------

See accompanying notes to financial statements.

                      Guinness Flight Asia Small Cap Fund

STATEMENT OF OPERATIONS

------------------------------------------------------------------------------------
                                                                     For the Year
                                                                        Ended
                                                                  December 31, 1997
------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $139,539)...........    $    2,422,967
Interest........................................................         1,455,102
                                                                  ------------------
    Total Investment Income.....................................         3,878,069

Expenses
Advisory fees (Note 3)..........................................         1,692,574
Administration fee (Note 3).....................................           424,336
Custodian.......................................................           327,357
Accounting......................................................            50,999
Transfer agent fees.............................................           240,333
Audit fees......................................................            26,148
Legal fees......................................................            68,698
Insurance.......................................................             2,986
Trustees' fees..................................................            13,389
Registration fees...............................................            20,998
Reports to shareholders.........................................            60,113
Deferred organization costs amortization........................             1,748
Miscellaneous...................................................            40,078
                                                                  ------------------
    Total expenses..............................................         2,969,757
                                                                  ------------------
    Commitment fee on credit line...............................             6,326
    Expenses recouped (Note 3)..................................            71,583
                                                                  ------------------
    Net expenses................................................         3,047,666
                                                                  ------------------
        Net investment income...................................    $      830,403
                                                                  ------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY
Net realized loss from investments..............................       (19,050,729)
Net realized loss from foreign currency.........................        (1,432,409)
Net change in unrealized depreciation on investments............       (45,336,624)
Net change in unrealized loss on foreign currency...............          (541,388)
                                                                  ------------------
    Net realized and unrealized loss on investments.............       (66,361,150)
                                                                  ------------------
        Net Decrease in Net Assets Resulting from Operations....    $  (65,530,747)
                                                                  ------------------
                                                                  ------------------

See accompanying notes to financial statements.

                      Guinness Flight Asia Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------
                                                For the Year      April 29, 1996*
                                                   Ended              through
                                             December 31, 1997   December 31, 1996
-----------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income......................   $        830,403     $       23,001
Net realized (loss) gain from
  investments..............................        (19,050,729)            73,470
Net realized loss on foreign currency......         (1,432,409)            (7,229)
Net change in unrealized (depreciation)
  appreciation on investments..............        (45,336,624)         1,885,061
Net change in unrealized loss on foreign
  currency.................................           (541,388)            (3,883)
                                             ------------------  ------------------
    Net (Decrease) Increase in Net Assets
      Resulting from Operations............        (65,530,747)         1,970,420
                                             ------------------  ------------------
DISTRIBUTIONS TO SHAREHOLDERS
Dividends paid from net investment income..                 --            (38,241)
Distributions from taxable realized
  gains....................................            (23,059)           (28,837)
Return of Capital..........................           (719,699)                --
                                             ------------------  ------------------
    Total Distributions to Shareholders....           (742,758)           (67,078)
                                             ------------------  ------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold..................        247,467,409         49,952,419
Net asset value of shares issued on
  reinvestment of distributions............            683,578             60,299
Cost of shares redeemed....................       (124,267,665)        (1,447,776)
                                             ------------------  ------------------
Net Increase from Capital Share
  Transactions.............................        123,883,322         48,564,942
                                             ------------------  ------------------
    Total Increase in Net Assets...........         57,609,817         50,468,284
                                             ------------------  ------------------
NET ASSETS
Beginning of period........................         50,868,284            400,000
                                             ------------------  ------------------
End of period [including overdistributed
  net investment income of $617,246 and
  $15,240 respectively]....................   $    108,478,101     $   50,868,284
                                             ------------------  ------------------
                                             ------------------  ------------------
CHANGES IN SHARES
Shares sold................................         16,468,454          3,681,439
Shares reinvested from distributions.......             41,030              4,288
Shares redeemed............................         (8,963,387)          (109,004)
                                             ------------------  ------------------

    Net Increase...........................          7,546,097          3,576,723
                                             ------------------  ------------------
                                             ------------------  ------------------

*Commencement of operations.

See accompanying notes to financial statements.

                      Guinness Flight Asia Small Cap Fund

FINANCIAL HIGHLIGHTS

for a capital share outstanding throughout the period

-----------------------------------------------------------------------------------
                                                For the Year      April 29, 1996*
                                                   Ended              through
                                             December 31, 1997   December 31, 1996
-----------------------------------------------------------------------------------
Net asset value, beginning of period.......      $    14.10          $    12.50
                                                 ----------            --------
Income from investment operations:
  Net investment income....................            0.07                0.02
  Net realized and unrealized gain (loss)
    on investments.........................           (4.38)               1.61
                                                 ----------            --------
Total from investment operations...........           (4.31)               1.63
                                                 ----------            --------

Less distributions:
  Dividends from net investment income.....              --               (0.02)
  Distributions from taxable net capital
    gains..................................           (0.01)              (0.01)
  Return of Capital........................           (0.05)                 --
                                                 ----------            --------
Total distributions........................           (0.06)              (0.03)
                                                 ----------            --------
Net asset value, end of period.............      $     9.73          $    14.10
                                                 ----------            --------
                                                 ----------            --------
Total return...............................          (30.77)%             13.08%++
Ratios/supplemental data:
Net assets, end of period (thousands)......      $  108,478          $   50,868
Ratio of expenses to average net assets:
  Before expense reimbursement/
    recoupment.............................            1.76 %              3.09%+
  After expense reimbursement/recoupment...            1.80 %              1.98%+
Ratio of net investment income to average
  net assets:
  Before expense reimbursement/
    recoupment.............................            0.53 %             (0.76)%+
  After expense reimbursement/recoupment...            0.49 %              0.36%+
Portfolio turnover rate....................           52.33 %             21.91%
Average Commission Rate Paid...............      $   0.0029          $   0.0029

*          Commencement of operations.
+          Annualized
++         Not Annualized

See accompanying notes to financial statements.

GUINNESS FLIGHT CHINA & HONG KONG FUND

    The China & Hong Kong Fund performed in line with its benchmark Hang Seng Index for the semi-annual period under review and for the year-ended December 31, 1997. For the 12-month period, the Fund had a -20.34% return and the Index a -19.5% return. And for the six-month period, the Fund had a -30.35% return and the Index, a -29.4% return.

    Early in the second half of the year, the Hong Kong market was still on a bullish run. The market had a good run up to a peak of 16,673 on the Hang Seng Index on August 7, having at that time shrugged off problems of the Thai baht devaluation. The market was, however, unable to avoid the fallout from Malaysia's heavy-handed intervention in its own stock market at the end of August, which subsequently triggered the slide in most regional currencies.

    The currency turmoil finally caught up with Hong Kong in October. Speculative attacks against the Hong Kong Dollar forced overnight rates up to 300% at one point, while the three-month interbank rate hit 37%. The currency held and pressure has eased but at the time of this writing, the three-month interbank rate is still above 13% while the Prime lending rate is 10.25% after two increases totaling 1.5%. The effect of higher interest rates on a market that derives over 60% of earnings from real estate and banking has been predictable.

    Currently, we are focusing on stocks that have strong recurrent earnings and offer good yields. In the present high interest-rate environment, companies with net cash or low net debt are also preferred.

    In the banking sector, the larger institutions have been reasonably protected since they carry high levels of liquidity on the balance sheet. These larger banks, such as HSBC and Hang Seng Bank, are net lenders in the interbank market and have managed to see some limited benefit. The smaller banks, however, have been badly squeezed by negative interest rate spreads. However, the system has remained stable in spite of a mini-run on deposits suffered by the International Bank of Asia. Hong Kong banks have often been criticized of being overly conservative because of their underutilized capital levels. This is now proving to be something of a virtue.

    Exposure to property developers in the Fund has been steadily pared back while the weighting in utilities has been increased. The portfolio is now more heavily weighted toward blue chip utility stocks and away from the more interest-rate sensitive stocks. Exposure to industrials has been maintained as good value is found amongst these reasonably defensive stocks.

    Economic fundamentals in Hong Kong are still some of the best in the region. Real GDP growth in the fourth quarter was 5% while inflation in November was subdued at 5.1%, which compared to 6.1% for the third quarter. Foreign reserves have risen by US $5 billion in October to US $92.1 billion at the end of the year, representing 5.1 months' import cover. Exports held steady in November, rising 5.3% above the long-term trend of 3.8%, while imports grew 1.5%. However, there are now clear signs of weakening domestic demand as retail sales contracted 1.6% in October and new loans declined 45.6% month on month in November. The most positive news from the currency standpoint is that the proportion of deposits held in Hong Kong dollars still stood at 57% in the 3 months prior to November.

Outlook and Current Strategy

    The economic position of Hong Kong is still sound. With high interest rates likely to continue well into 1998, economic activity is likely to slow, however GDP growth of 3.5% is forecast this year, compared to an estimated 5.5% for 1997. Market forces are already making the adjustments needed to take the pressure off the Hong Kong dollar. As property prices come down, the competitiveness issue for the SAR is gradually resolved. The Hong Kong Monetary Authority does not intend to remove the peg to the US dollar and given the resources at their disposal, they are unlikely to be forced into it.

    In the longer term, Hong Kong and China still offer substantially better prospects than the rest of the region. China's asset bubble burst some three years ago and that economy is now emerging from that painful adjustment. Hong Kong's asset bubble has only just gone. As a liquid and more efficient market, the adjustment will be much faster. The first half of 1998 is still going to be difficult; however, with the rest of the region expected to stabilize later in the year, we believe that the second half of 1998 should be brighter.

Richard Farrell and Edmund Harriss -- London, January 19, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     Comparison of change in value of $10,000 investment in the
   Guinness Flight China & Hong Kong Fund and the Hang Seng Index
                                                                       Guinness Flight China      Hang Seng
                               Dates                                     & Hong Kong Fund           Index
6/30/94*                                                                              $10,000           $10,000
9/30/94                                                                                10,616            10,871
12/31/94                                                                                9,226             9,352
3/31/95                                                                                 9,274             9,805
6/30/95                                                                                10,040            10,512
9/30/95                                                                                10,680            11,014
12/31/95                                                                               11,112            11,501
3/31/96                                                                                12,066            12,510
6/30/96                                                                                12,254            12,582
9/30/96                                                                                13,054            13,589
12/31/96                                                                               14,933            15,358
3/31/97                                                                                13,828            14,311
6/30/97                                                                                17,080            17,351
9/30/97                                                                                16,595            17,183
12/31/97                                                                               11,896            12,243
* Inception date.
Average Annual Total Return
One Year                                                                          Three Years   Since Inception
-20.34%                                                                                 8.84%             5.07%
Past performance is not predictive of future performance

                     Guinness Flight China & Hong Kong Fund

PORTFOLIO OF INVESTMENTS BY INDUSTRY

December 31, 1997

-----------------------------------------------------------------------------------

Shares       COMMON STOCKS: 95.84%                                            Value
-----------------------------------------------------------------------------------
             Air Transport, Sched, & Air Courier Services: 0.01%
     88,000  GZI Transportation Ltd.................................  $      29,526
     17,600  GZI Transportation Ltd. Wts............................            522
                                                                      -------------
             Total Air Transport, Sched, & Air Courier Services.....         30,048
                                                                      -------------
             Automotive Manufactuer: 1.08%
  5,326,000  Qingling Motors Company Ltd............................      2,611,795
                                                                      -------------
             Banks: 20.66%
    362,000  Bank of East Asia Hong Kong............................        847,890
  1,284,500  Dao Heng Bank Group Ltd................................      3,207,520
  1,375,500  Hang Seng Bank.........................................     13,268,632
  1,245,600  HSBC Holding Plc.......................................     30,701,975
    873,000  Union Bank of Hong Kong................................      1,070,267
    300,200  Wing Hang Bank Limited.................................        848,417
                                                                      -------------
             Total Banks............................................     49,944,701
                                                                      -------------
             Boot & Shoe Cut Stock & Binding: 0.51%
    586,800  Yue Yuen Industrial Holdings...........................      1,241,905
                                                                      -------------
             Conglomerates & Diversified Operations: 21.95%
  1,400,000  China Resources Enterprises............................      3,125,565
  2,289,000  Citic Pacific Ltd......................................      9,098,103
  3,035,000  First Pacific Co.......................................      1,468,738
  4,367,300  Guangdong Investment Ltd...............................      2,902,516
  3,872,000  Hutchison Whampoa......................................     24,284,322
  1,299,000  Swire Pacific Ltd. A...................................      7,124,468
      2,300  Wharf (Holdings) Ltd...................................      5,045,812
                                                                      -------------
             Total Conglomerates & Diversified Operations...........     53,049,524
                                                                      -------------
             Consumer Goods: 0.27%
    200,000  Dickson Concept International..........................        291,651
  1,326,000  Shanghai Refrigerator Comp - B.........................        368,628
                                                                      -------------
             Total Consumer Goods...................................        660,279
                                                                      -------------
             Electrical Consumer Goods: 1.76%
  1,496,000  Guangdong Kelon Electric Holdings - H..................      1,534,805
  1,446,000  Gold Peak Industrial...................................        802,400
    289,200  Gold Peak Industries...................................         27,244

                     Guinness Flight China & Hong Kong Fund

PORTFOLIO OF INVESTMENTS BY INDUSTRY

December 31, 1997 continued

-----------------------------------------------------------------------------------

Shares                                                                        Value
-----------------------------------------------------------------------------------
             Electrical Consumer Goods: (continued)
    500,000  Johnson Electric Holdings..............................  $   1,438,895
    430,000  Wuxi Little Swan.......................................        447,258
                                                                      -------------
             Total Electrical Consumer Goods........................      4,250,602
                                                                      -------------
             Electric Power: 11.92%
  4,678,000  Beijing Datang Power...................................      2,143,102
  2,316,500  China Light & Power Co.................................     12,854,497
  3,275,000  Hong Kong Electric.....................................     12,446,606
     60,000  Huaneng Power International Inc. ADR*..................      1,391,250
                                                                      -------------
             Total Electric Power...................................     28,835,455
                                                                      -------------
             Engineering & Infrastructure: 1.66%
  1,777,733  New World Infrastructure*..............................      4,003,283
                                                                      -------------
             Finance: 0.56%
  2,028,000  China Overseas Land & Investment.......................        621,564
    300,000  Dah Sing Financial Holdings............................        722,029
     35,000  Peregrine Investment Holdings Wts.*....................             45
                                                                      -------------
             Total Finance..........................................      1,343,638
                                                                      -------------
             Financial Services: 0.73%
  2,000,000  QPL International Holdings.............................        890,437
    238,000  Shanghai Industrial Holding Ltd........................        884,553
                                                                      -------------
             Total Financial Services...............................      1,774,990
                                                                      -------------
             Food & Beverage: 0.52%
  1,002,000  Four Seas Mercantile Holdings..........................        484,901
    320,400  Four Seas Mercantile Holdings Wts......................         10,295
    767,662  Guangdong Brewery Holdings Ltd.*.......................        108,973
  5,000,000  Tingyi (Cayman Island) Holding Co.*....................        651,697
                                                                      -------------
             Total Food & Beverage..................................      1,255,866
                                                                      -------------

                     Guinness Flight China & Hong Kong Fund

PORTFOLIO OF INVESTMENTS BY INDUSTRY

December 31, 1997 continued

-----------------------------------------------------------------------------------

Shares                                                                        Value
-----------------------------------------------------------------------------------
             Gas Production & Distribution: 4.93%
  6,158,176  Hong Kong & China Gas..................................  $  11,920,588
                                                                      -------------
             Household Appliance Stores: 0.27%
    800,000  Guangnan Holdings Ltd..................................        655,568
                                                                      -------------
             Insurance: 0.53%
  1,300,000  National Mutual Ltd....................................      1,291,780
                                                                      -------------
             Manufacturer: 0.17%
    245,000  Varitronix International Ltd.*.........................        420,506
                                                                      -------------
             Media: 1.02%
  1,870,000  South China Morning Post...............................      1,315,202
    400,000  Television Broadcasts Ltd..............................      1,140,792
                                                                      -------------
             Total Media............................................      2,455,994
                                                                      -------------
             Petroleum Refining: 0.88%
  5,140,000  Zhenhai Refining & Chemical Co.........................      2,139,179
                                                                      -------------
             Real Estate: 16.88%
  4,152,000  Amoy Properties Ltd. Ord...............................      3,643,515
  2,000,000  Cheung Kong............................................     13,098,464
    194,960  HKR International Ltd..................................        143,408
    843,000  Hysan Development Company..............................      1,680,778
     38,850  Hysan Development Wts-98...............................            251
  2,500,000  New World Development..................................      8,646,277
  1,953,000  Sun Hung Kai Properties Ltd............................     13,609,756
                                                                      -------------
             Total Real Estate......................................     40,822,449
                                                                      -------------
             Retailer: 0.50%
  3,700,000  Esprit Asia Holdings Ltd...............................      1,205,639
                                                                      -------------
             Telecommunications: 6.09%
  7,151,200  Hong Kong Telecom......................................     14,719,530
                                                                      -------------
             Transportation: 1.22%
  3,623,000  Cosco Pacific Ltd......................................      2,945,528
                                                                      -------------
             Wholesale Trade - Misc. Wholesalers: 1.72%
  3,100,000  Dairy Farm International Holdings......................      3,348,000

                     Guinness Flight China & Hong Kong Fund

PORTFOLIO OF INVESTMENTS BY INDUSTRY

December 31, 1997 continued

-----------------------------------------------------------------------------------

Shares                                                                        Value
-----------------------------------------------------------------------------------
             Wholesale Trade - Misc. Wholesalers: (continued)
    584,000  Li & Fung Ltd..........................................  $     817,707
                                                                      -------------
             Total Wholesale Trade - Misc. Wholesalers..............      4,165,707
                                                                      -------------
             Total Investments in Securities
               (Identified cost $266,868,375+): 95.84%..............  $ 231,744,554
                                                                      -------------
             Other Assets Less Liabilities: 4.16%...................     10,063,616
                                                                      -------------
             Net Assets: 100.00%....................................  $ 241,808,170
                                                                      -------------
                                                                      -------------

    *      Non-income producing.
    +      Cost for federal income tax purposes is the same.
Net unrealized appreciation consists of:
    Gross unrealized appreciation............................................  $  12,415,490
    Gross unrealized depreciation............................................    (47,539,311)
                                                                               -------------
    Net unrealized depreciation..............................................  $ (35,123,821)
                                                                               -------------
                                                                               -------------

See accompanying notes to financial statements.

                     Guinness Flight China & Hong Kong Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 1997
------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $266,868,375)..............  $ 231,744,554
Cash.................................................................      8,436,072
Receivables:
    Securities sold..................................................      4,150,346
    Fund shares sold.................................................      1,266,488
    Dividends and interest...........................................        351,800
Prepaid expenses.....................................................         66,837
Deferred organizational costs, net...................................         17,769
                                                                       -------------
    Total assets.....................................................  $ 246,033,866
                                                                       -------------

LIABILITIES
Payables:
    Dividends to shareholders........................................         90,504
    Fund shares redeemed.............................................      3,754,526
Due to Affiliate (Note 3)............................................        226,712
Other accrued expenses...............................................        153,954
                                                                       -------------
    Total liabilities................................................      4,225,696
                                                                       -------------
NET ASSETS...........................................................  $ 241,808,170
                                                                       -------------
                                                                       -------------
Net asset value and redemption price per share
    ($241,808,170/18,733,698 shares outstanding; unlimited
    number of shares authorized without par value)...................         $12.91
                                                                              ------
                                                                              ------
SOURCE OF NET ASSETS
    Paid-in capital..................................................  $ 282,372,488
    Undistributed net investment income..............................         20,385
    Undistributed net realized loss on investments...................     (5,460,932)
    Net unrealized depreciation on:
        Investments..................................................    (35,123,821)
        Foreign currency.............................................             50
                                                                       -------------
            Net assets...............................................  $ 241,808,170
                                                                       -------------
                                                                       -------------

See accompanying notes to financial statements.

                     Guinness Flight China & Hong Kong Fund

STATEMENT OF OPERATIONS

------------------------------------------------------------------------------------
                                                                     For the Year
                                                                        Ended
                                                                  December 31, 1997
------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
Dividends.......................................................    $    8,112,500
Interest........................................................           393,117
                                                                  ------------------
    Total investment income.....................................         8,505,617

Expenses
Advisory fees (Note 3)..........................................         2,958,500
Administration fee (Note 3).....................................           739,625
Custodian.......................................................           409,285
Accounting......................................................            50,443
Transfer agent fees.............................................           432,460
Audit fees......................................................            35,144
Legal fees......................................................           107,223
Insurance fees..................................................            16,807
Trustee's fees..................................................            13,388
Registration fees...............................................           105,755
Reports to shareholders.........................................            83,330
Deferred organization costs amortization........................            11,651
Miscellaneous...................................................            20,482
                                                                  ------------------
    Total expenses..............................................         4,984,093
    Interest on loans...........................................            22,681
    Commitment fee on credit lines..............................            11,852
                                                                  ------------------
    Net expenses................................................         5,018,626
                                                                  ------------------
        Net investment income...................................    $    3,486,991
                                                                  ------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY
Net realized gain from investments..............................        13,389,274
Net realized loss from foreign currency.........................           (30,242)
Net change in unrealized depreciation on:
    Investments.................................................       (82,563,803)
    Foreign currency............................................             1,058
                                                                  ------------------
    Net realized and unrealized loss on investments.............       (69,203,713)
                                                                  ------------------
        Net Decrease in Net Assets Resulting from Operations....    $  (65,716,722)
                                                                  ------------------
                                                                  ------------------

See accompanying notes to financial statements.

                     Guinness Flight China & Hong Kong Fund

STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------
                                                For the Year        For the Year
                                                   Ended               Ended
                                             December 31, 1997   December 31, 1996
-----------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income......................   $      3,486,991    $      2,473,451
Net realized gain from investments.........         13,389,274           5,591,892
Net realized loss on foreign currency......            (30,242)            (54,179)
Net unrealized (depreciation) appreciation
  on investments and foreign currency......        (82,562,745)         43,833,578
                                             ------------------  ------------------
    Net (Decrease) Increase in Net Assets
      Resulting from Operations............        (65,716,722)         51,844,742
                                             ------------------  ------------------

DISTRIBUTIONS TO SHAREHOLDERS
Dividends paid from net investment income..         (3,513,166)         (2,426,162)
Dividends from taxable realized gains......        (19,375,592)         (4,883,242)
                                             ------------------  ------------------
    Total distributions to shareholders....        (22,888,758)         (7,309,404)
                                             ------------------  ------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold..................        344,146,466         344,443,893
Net asset value of shares issued on
  reinvestment of distributions............         21,519,617           6,537,646
Cost of shares redeemed....................       (346,773,295)       (139,736,255)
                                             ------------------  ------------------
Net increase from capital share
  transactions.............................         18,892,788         211,245,284
                                             ------------------  ------------------
    Total (Decrease) Increase in Net
      Assets...............................        (69,712,692)        255,780,622
                                             ------------------  ------------------

NET ASSETS
Beginning of period........................        311,520,862          55,740,240
                                             ------------------  ------------------
End of period (including undistributed net
  investment income of $20,385 and $46,560,
  respectively)............................   $    241,808,170    $    311,520,862
                                             ------------------  ------------------
                                             ------------------  ------------------

CHANGES IN SHARES
Shares sold................................         20,126,852          22,049,194
Shares reinvested from distributions.......          1,537,579             453,347
Shares redeemed............................        (20,520,112)         (8,999,261)
                                             ------------------  ------------------

    Net Increase...........................          1,144,319          13,503,280
                                             ------------------  ------------------
                                             ------------------  ------------------

See accompanying notes to financial statements.

                     Guinness Flight China & Hong Kong Fund

FINANCIAL HIGHLIGHTS

for a capital share outstanding throughout the period

---------------------------------------------------------------------------------------------------------
                                                  For the Years Ended December 31,       From June 30,*
                                              ----------------------------------------       through
                                                  1997          1996          1995      December 31, 1994
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........   $    17.71    $    13.64    $    11.47       $   12.50
                                              ------------  ------------  ------------        -------
Income from investment operations:
  Net investment income.....................         0.20          0.19          0.14            0.04
  Net realized and unrealized gain (loss) on
    investments.............................        (3.71)         4.43          2.20           (0.96)
                                              ------------  ------------  ------------        -------
Total from investment operations............        (3.51)         4.62          2.34           (0.92)
                                              ------------  ------------  ------------        -------
Less distributions:
  Dividends from net investment income......        (0.20)        (0.19)        (0.14)          (0.04)
  Distributions from taxable net capital
    gains...................................        (1.09)        (0.36)        (0.03)          (0.07)
                                              ------------  ------------  ------------        -------
Total distributions.........................        (1.29)        (0.55)        (0.17)          (0.11)
                                              ------------  ------------  ------------        -------
Net asset value, end of period..............   $    12.91    $    17.71    $    13.64       $   11.47
                                              ------------  ------------  ------------        -------
                                              ------------  ------------  ------------        -------
Total return................................       (20.34)%       34.38%        20.45%          (7.74)%**
Ratios/supplemental data:
Net assets, end of period (thousands).......   $  241,808    $  311,521    $   55,740       $   2,287
Ratio of expenses to average net assets:
  Before expense reimbursement
    (recoupment)............................         1.70%         1.78%         3.02%++         19.92 %+
  After expense reimbursement
    (recoupment)............................         1.70%         1.96%         1.98%           2.00 %+
Ratio of net investment income to average
  net assets:
  Before expense reimbursement
    (recoupment)............................         1.18%         1.57%         0.49%         (17.15)%+
  After expense reimbursement
    (recoupment)............................         1.18%         1.39%         1.52%           0.78 %+
Portfolio turnover rate.....................        53.62%        30.40%        10.89%          27.25 %
Average Commission Rate Paid#...............   $   0.0052    $   0.0070            --              --
BANK LOANS
Amount outstanding at end of period (000)...   $        0    $        0            --              --
Average amount of bank loans
  oustanding during the period
  (monthly average) (000)...................   $    2,305    $    1,413            --              --
Average number of shares
  outstanding during the period
  (monthly average) (000)...................       16,944        11,419            --              --
Average amount of debt per share during the
  period....................................   $     0.14    $     0.12            --              --

*          Commencement of operations.
**         Not annualized.
+          Annualized.
++         Includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended
           December 31, 1995, the ratio of expenses to average net assets before "expense reimbursement" would have been 3.04%.
#          For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commissions rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

See accompanying notes to financial statements.

GUINNESS FLIGHT MAINLAND CHINA FUND

    The Mainland China Fund was launched on November 3, shortly after downturns hit the China and Hong Kong markets. In some cases, shares of Chinese companies fell sharply after their impressive gains to record highs during the months preceding and following the successful sovereignty transition of Hong Kong.

    Due to the current environment, we have thus far taken a cautious stance in investing the Fund. At the end of December, 63.64% of the Fund remained in cash and equity positions were mainly in defensive securities. Our strategy allowed the Fund to outperform its benchmark over the short period since its inception. From the period between November 3 and December 31, 1997, the Fund had a -5.50% return and its benchmark, the M.S.C.I. China Free Index had a return of -20.53%. Performance during this short-term period is by no means an indication of how the Fund will perform over the longer term.

    Even though Red Chips and H shares dropped in value over the last half of the year, compared to other Asian markets, these companies produced the greatest number of stocks in Asia with positive US dollar returns in 1997. Chinese shares fared better amidst the Asia market turmoil because China, in fact, has for some three to four years been addressing some of the problems that caused the recent currency devaluation across the region. For instance, China's real estate market is no longer highly overvalued, the country boasts a huge current account surplus - rather than a deficit, wage growth has fallen sharply and banks have already started to take appropriate measures to rein in their non-performing debt problems. While there is a risk that the Chinese yuan may devalue, we can also support the case that the currency is strengthening.

Outlook and Strategy

    Undoubtedly, 1998 will prove to be another challenging year for China both externally and domestically. Like any other emerging economy, China will need to go through its share of growing pains. We continue to view China as an important force in the world economy with significant upside potential. The only way to capitalize on the potential is to be well attuned to the problems so as to be ready to identify investment opportunities when they become available.

    In the first half of 1998, China-related markets will remain volatile; therefore we will continue to adopt a cautious investment approach. We believe, however, the volatility in the near term likely will present good buying opportunities for the medium and longer term. Past experience in this market has shown that a stock market rally in China can come unexpectedly. Our strategy in the near term will be to focus mainly on defensive sectors such as infrastructure and food, given their strong recurrent earnings base and growth prospects.

    Taking a bottoms-up approach to stock picking, we believe strong management with proven track record is crucial to tapping China's growth given the challenging environment. We look forward to watching this new fund and your investment grow.

Lisa M. Chow -- Hong Kong, January 22, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       Comparison of change in value of $10,000 investment in the
 Guinness Flight Mainland China Fund and the M.S.C.I. China Free Index
                                                                              Guinness Flight       M.S.C.I. China
                                                                            Mainland China Fund       Free Index
11/3/97*                                                                                  $10,000           $10,000
12/31/97                                                                                    9,450             7,947
* Inception date.
Average Annual Total Return
Since Inception
-5.50%
Past performance is not predictive of future performance

                      Guinness Flight Mainland China Fund

PORTFOLIO OF INVESTMENTS BY INDUSTRY,

December 31, 1997

-----------------------------------------------------------------------------------

Shares       COMMON STOCK: 36.10%                                             Value
-----------------------------------------------------------------------------------
             Automotive Manufactuer: 1.99%
     70,000  Denway Investment Ltd...................................  $      7,498
    650,000  Quingling Motors Company Ltd............................       318,751
                                                                       ------------
             Total Automotive Manufacturer...........................       326,249
                                                                       ------------
             Chemical: 0.20%
     80,000  Hubei Sanonda Co. Ltd.*.................................        32,211
                                                                       ------------
             Conglomerates & Diversified Operations: 8.77%
     50,000  Beijing Enterprises*....................................       128,404
    148,000  Tianjin Development Holdings*...........................       137,515
    100,000  Citic Pacific Limited*..................................       397,471
     80,000  Hutchison Whampoa*......................................       501,742
     74,000  Shanghai Industrial Holdings Ltd.*......................       275,029
                                                                       ------------
             Total Conglomerates & Diversified Operations............     1,440,161
                                                                       ------------
             Electrical Consumer Goods: 2.75%
     90,000  Guangdong Kelon Electric*...............................        92,334
    580,000  Founder Hong Kong Ltd...................................       359,272
                                                                       ------------
             Total Electrical Consumer Goods.........................       451,606
                                                                       ------------
             Electric Power: 2.60%
    700,000  Beijing Datang Power*...................................       320,687
    180,000  Guangdong Electric Power*...............................       106,388
                                                                       ------------
             Total Electric Power....................................       427,075
                                                                       ------------
             Engineering & Infrastructure: 4.35%
     50,000  Cheung Kong Infrastructure*.............................       141,309
     40,000  New World Infrastructure*...............................        90,076
    200,000  Road King Infrastructure................................       183,249
    180,000  Shenzhen Expressway*....................................        34,843
  1,300,000  Zhejiang Expressway Holdings*...........................       263,389
                                                                       ------------
             Total Engineering & Infrastructure......................       712,866
                                                                       ------------
             Food & Beverage: 2.50%
  1,106,000  Guangdong Brewery Holdings Ltd.*........................       157,000
    130,000  Ng Fung Hong Ltd.*......................................       136,727
     58,000  Guangnan Holdings Ltd.*.................................        47,529

                      Guinness Flight Mainland China Fund

PORTFOLIO OF INVESTMENTS BY INDUSTRY,

December 31, 1997 continued

-----------------------------------------------------------------------------------

Shares                                                                        Value
-----------------------------------------------------------------------------------
             Food & Beverage: (continued)
    180,000  Yantai Changyu Pioneer Wine Co.*........................  $     68,293
                                                                       ------------
             Total Food & Beverage...................................       409,549
                                                                       ------------
             Machinery: 1.27%
     60,000  First Tractor Co.*......................................        36,198
    250,000  Shanghai Zhenhua Port. Mach.*...........................       172,000
                                                                       ------------
             Total Machinery.........................................       208,198
                                                                       ------------
             Materials: 0.22%
     40,000  China International Marine Containers*..................        36,082
                                                                       ------------
             Petroleum Refining: 1.19%
    500,000  CNPC Hong Kong Ltd.*....................................       140,341
    130,000  Zhenhai Refining & Chemical Co.*........................        54,104
                                                                       ------------
             Total Petroleum Refining................................       194,445
                                                                       ------------
             Real Estate: 3.05%
    300,000  China Resources Beijing Land*...........................       143,244
    160,000  China Resources Enterprises*............................       357,206
                                                                       ------------
             Total Real Estate.......................................       500,450
                                                                       ------------
             Steel Manufacturer: 1.05%
    150,200  Shanzhen Fangda Co. Ltd.*...............................       172,510
                                                                       ------------
             Telecommunications: 2.39%
    120,000  China Telecom*..........................................       205,962
     90,000  Hong Kong Telecom.......................................       185,250
                                                                       ------------
             Total Telecommunications................................       391,212
                                                                       ------------
             Transportation: 0.42%
    328,000  China National Aviation*................................        69,418
                                                                       ------------
             Transport/Manufacturing: 0.99%
    200,000  Cosco Pacific Ltd.*.....................................       162,602
                                                                       ------------
             Transportation & Air Courier Services: 1.39%
    160,000  China Eastern Airlines *................................        25,810
    270,000  Dazhong Taxi*...........................................       201,960
                                                                       ------------
             Total Transport & Air Courier Services..................       227,770
                                                                       ------------

                      Guinness Flight Mainland China Fund

PORTFOLIO OF INVESTMENTS BY INDUSTRY,

December 31, 1997 continued

-----------------------------------------------------------------------------------

Shares                                                                        Value
-----------------------------------------------------------------------------------
             Travel Services: 0.97%
    200,000  Huangshan Tourism Dvlp. Co.*............................  $    158,800
                                                                       ------------
             Total Investments in Securities
               (Identified cost $5,977,906+): 36.10%.................     5,921,204
                                                                       ------------
             Other Assets Less Liabilities: 63.90%...................    10,480,466
                                                                       ------------
             Net assets: 100.00%.....................................  $ 16,401,670
                                                                       ------------
                                                                       ------------

    *      Non-incoming producing securities.
    +      Cost for federal income tax purposes is the same.
Net unrealized appreciation consists of:
    Gross unrealized appreciation.............................................  $    172,420
    Gross unrealized depreciation.............................................      (229,122)
                                                                                ------------
    Net unrealized depreciation...............................................  $    (56,702)
                                                                                ------------
                                                                                ------------

See accompanying notes to financial statements.

                      Guinness Flight Mainland China Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 1997

------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $5,977,906).................  $  5,921,204
Cash..................................................................    10,716,747
Receivables:
    Fund shares sold..................................................       271,012
    Dividends and interest............................................        49,590
Prepaid expenses......................................................        18,397
Deferred organizational costs, net....................................        23,338
                                                                        ------------
    Total assets......................................................  $ 17,000,288
                                                                        ------------

LIABILITIES
Payables:
    Securities purchased..............................................       540,994
    Dividends to shareholders.........................................         1,682
    Fund shares redeemed..............................................         9,599
Due to Affiliate (Note 3).............................................        27,752
Other accrued expenses................................................        18,591
                                                                        ------------
    Total liabilities.................................................       598,618
                                                                        ------------
NET ASSETS............................................................  $ 16,401,670
                                                                        ------------
                                                                        ------------
Net asset value and redemption price per share
    ($16,401,670/1,391,250 shares outstanding; unlimited
    number of shares authorized without par value)....................        $11.79
                                                                              ------
                                                                              ------
SOURCE OF NET ASSETS
    Paid-in capital...................................................  $ 16,458,011
    Undistributed net investment income...............................            17
    Undistributed net realized gain on investments....................           321
    Net unrealized appreciation (depreciation) on:
        Investments...................................................       (56,702)
        Foreign currency..............................................            23
                                                                        ------------
            Net assets................................................  $ 16,401,670
                                                                        ------------
                                                                        ------------

See accompanying notes to financial statements.

                      Guinness Flight Mainland China Fund

STATEMENT OF OPERATIONS

------------------------------------------------------------------------------------
                                                                  November 3, 1997*
                                                                       through
                                                                  December 31, 1997
------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
Dividends.......................................................      $    2,309
Interest........................................................          60,079
                                                                      ----------
    Total investment income.....................................          62,388

Expenses
Advisory fees (Note 3)..........................................          15,705
Administration fee (Note 3).....................................           3,926
Custodian.......................................................           2,670
Accounting......................................................           4,849
Transfer agent fees.............................................           5,658
Audit fees......................................................           2,586
Legal fees......................................................           1,617
Insurance.......................................................              81
Trustee's fees..................................................           1,326
Registration fees...............................................           2,829
Reports to shareholders.........................................             808
Deferred organization costs amortization........................           1,008
Miscellaneous...................................................             404
                                                                      ----------
    Total expenses..............................................          43,467
    Less: Expense reimbursed (Note 3)...........................         (11,487)
                                                                      ----------
    Net expenses................................................          31,980
                                                                      ----------
        Net investment income...................................      $   30,408
                                                                      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY
Net realized gain from foreign currency.........................             321
Net change in unrealized appreciation (depreciation) on:
    Investments.................................................         (56,702)
    Foreign currency............................................              23
                                                                      ----------
        Net realized and unrealized loss on investments.........         (56,358)
                                                                      ----------
        Net Decrease in Net Assets Resulting from Operations....      $  (25,950)
                                                                      ----------
                                                                      ----------

* Commencement of operations

See accompanying notes to financial statements.

                      Guinness Flight Mainland China Fund

STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------
                                                                  November 3, 1997*
                                                                       through
                                                                  December 31, 1997
------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income...........................................    $       30,408
Net realized gain on foreign currency...........................               321
Net unrealized depreciation on investments and foreign
  currency......................................................           (56,679)
                                                                  ------------------
    Net Decrease in Net Assets Resulting from Operations........           (25,950)
                                                                  ------------------

DISTRIBUTIONS TO SHAREHOLDERS
Dividends paid from net investment income.......................           (30,391)
                                                                  ------------------
    Total distributions to shareholders.........................           (30,391)
                                                                  ------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold.......................................        16,693,563
Net asset value of shares issued on reinvestment of
  distributions.................................................            28,708
Cost of shares redeemed.........................................          (314,260)
                                                                  ------------------
Net increase from capital share transactions....................        16,408,011
                                                                  ------------------
    Total increase in net assets................................        16,351,670

NET ASSETS
Beginning of period.............................................            50,000
                                                                  ------------------
End of period (including undistributed net investment income of
  $17)..........................................................    $   16,401,670
                                                                  ------------------
                                                                  ------------------

CHANGES IN SHARES
Shares sold.....................................................         1,411,291
Shares issued from dividend distributions.......................             2,435
Shares redeemed.................................................           (26,476)
                                                                  ------------------

    Net Increase................................................         1,387,250
                                                                  ------------------
                                                                  ------------------

*Commencement of operations.

See accompanying notes to financial statements.

                      Guinness Flight Mainland China Fund

FINANCIAL HIGHLIGHTS

for a capital share outstanding throughout the period

------------------------------------------------------------------------------------
                                                                  November 3, 1997*
                                                                       through
                                                                  December 31, 1997
------------------------------------------------------------------------------------
Net asset value, beginning of period............................      $    12.50
Income from investment operations:
  Net investment income.........................................            0.02
  Net realized and unrealized loss on investments...............           (0.71)
                                                                        --------
Total from investment operations................................           (0.69)
                                                                        --------

Less distributions:
  Dividends from net investment income..........................           (0.02)
                                                                        --------
Total distributions.............................................           (0.02)
                                                                        --------
Net asset value, end of period..................................      $    11.79
                                                                        --------
                                                                        --------
Total return....................................................           (5.50)%**

Ratios/supplemental data:
Net assets, end of period (thousands)...........................      $   16,402
Ratio of expenses to average net assets:
  Before expense reimbursement..................................            2.69%+
  After expense reimbursement...................................            1.98%+
Ratio of net investment income to average net assets:
  Before expense reimbursement..................................            1.17%+
  After expense reimbursement...................................            1.88%+
Portfolio turnover rate.........................................            0.00%
Average Commission Rate Paid#...................................      $   0.0021

*          Commencement of operations.
**         Not annualized.
+          Annualized.
#          This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

See accompanying notes to financial statements.

GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

    1997 was a year of mixed fortunes for the major global economies. Robust economic growth in the U.S. and the U.K. contrasted with the varied performance of continental Europe and Japan. Economic strength in the U.K. was met with significantly higher short-term interest rates while a gradual recovery in Europe allowed the Bundesbank to play the role of European Central Bank and raise core rates by 30 basis points. The Federal Reserve in the U.S. chose to watch the "new" U.S. economy from the sidelines after nudging rates higher in early 1997. The Japanese authorities were caught off guard by a fall in consumer sentiment following a rise in consumption tax in the first part of the year and left rates at their low levels.

    Despite this economic variety, global bonds performed well in 1997. Over the six-month and 12-month periods, the Fund outperformed its benchmark, the Salomon Brothers' World Government Bond Index. The Index had a 1.48% total return over the last six-month period and a 0.23% return over the 12-month period. And the Fund produced a 4.15% return over the last six months and a 2.87% return for the calendar year.

    The early laggards (the U.S. and the U.K.) caught up fast in the second half of the year once the prospects for tighter monetary policies subsided. European interest rate convergence dominated the markets in the first half of the year (as it had done since 1994). The U.K. ended the year as the best-performing market with a 14.9% return, closely followed by Italy with its 14.5% return. Core European markets did not perform quite as well, clogged by EMU uncertainty and the prospect of higher inflation.

    In the second half of the year, a growing economic crisis in Asia created an imbalance between East and West. The overall result has been persistent strength both in Sterling and in the U.S. Dollar.

    The Fund's bond allocation proved successful in 1997. We took advantage of the European interest rate convergence by holding significant positions in Italy and Spain. A high Gilt position initially failed to add value as the strength of the U.K. economy warranted higher rates. But moves to create a more independent U.K. Central Bank and anticipation of lower inflation allowed the Gilt market to eventually outperform and the Fund's position here proved warranted.

    Currency allocation was less successful. Although we were able to avoid the decline of the Yen, an unexpected recovery in the Deutschemark proved short-lived and our Deutschemark weighting was too high.

    The situation in Asia and its effects will continue to dominate policy makers in the first half of 1998, although a default crisis looks to have been avoided and the emergency now moves into its second phase of economic weakness, regional current account surplus and lower global inflation.

    Increased global competition, together with lower global growth, will combine to reduce inflationary expectations in the major economies. This trend should enable the bond rally to continue, although temporary moments of doubt will surface. The strength of the U.S. consumer may be the catalyst for these periods of reflection but ultimately the U.S. central bank will need to maintain growth by lowering rates to ensure the Asian crisis does not develop into something more serious.

    The Fund's bond exposure will remain high, allowing it to benefit from these trends. The U.S. Dollar and Sterling should remain strong in the short term as capital continues to avoid the uncertain environments of Asia and Europe but they will not avoid the economic fundamentals indefinitely. The Fund's currency stance will begin the year with a bias towards the U.S. Dollar and, as the Asian situation stabilizes, we will increase exposure to the 'Euro' group of currencies.

Michael Daley -- London, January 20, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       Comparison of change in value of $10,000 investment in the
  Guinness Flight Global Government Bond Fund and the Salomon Brothers'
                       World Government Bond Index
                                                                                                       Salomon Brothers'
                                                                            Guinness Flight Global      World Government
                                  Dates                                      Government Bond Fund            Index
6/30/94*                                                                                     $10,000               $10,000
9/30/94                                                                                        9,754                10,117
12/31/94                                                                                       9,767                10,166
3/31/95                                                                                       10,093                11,278
6/30/95                                                                                       10,638                11,879
9/30/95                                                                                       10,809                11,755
12/31/95                                                                                      11,183                12,102
3/31/96                                                                                       11,083                11,875
6/30/96                                                                                       11,197                11,923
9/30/96                                                                                       11,378                12,248
12/31/96                                                                                      11,877                12,540
3/31/97                                                                                       11,485                12,021
6/30/97                                                                                       11,732                12,386
9/30/97                                                                                       12,055                12,543
12/31/97                                                                                      12,218                12,569
* Inception date.
Average Annual Total Return
One Year                                                                                 Three Years       Since Inception
2.87%                                                                                          7.75%                 5.88%
Past performance is not predictive of future performance

                  Guinness Flight Global Government Bond Fund

PORTFOLIO OF INVESTMENTS

December 31, 1997

-----------------------------------------------------------------------------------

Principal Amount   GOVERNMENT BONDS: 83.44%                                   Value
-----------------------------------------------------------------------------------
                   British Pound: 16.84%
          40,000   Italy Sterling NCL                                  $     89,541
                     10.500% 04/28/14................................
         390,000   United Kingdom Gilts                                     685,154
                     7.250% 12/07/07.................................
         436,000   United Kingdom Gilts                                     912,309
                     8.750% 08/25/17.................................
                                                                       ------------
                   Total British Pound...............................     1,687,004
                                                                       ------------
                   Danish Kroner: 1.57%
         970,000   Kingdom of Denmark                                       157,714
                     7.000% 11/10/24.................................
                                                                       ------------
                   EuroBond: 4.89%
         495,000   Tokyo Metro                                              489,803
                     6.125% 03/27/06.................................
                                                                       ------------
                   Irish Punt: 4.71%
         315,000   Irish Gilts                                              471,653
                     6.500% 10/18/01.................................
                                                                       ------------
                   Italian Lira: 4.93%
     800,000,000   Italy BTPS                                               493,838
                     7.750% 09/15/01.................................
                                                                       ------------
                   German Deutsche Mark: 7.08%
       1,160,000   Deutschland Republic                                     708,593
                     6.875% 05/12/05.................................
                                                                       ------------
                   Spanish Peseta: 4.99%
      75,600,000   Spanish Government                                       499,203
                     5.000% 01/31/01.................................
                                                                       ------------
                   United States Dollar: 38.43%
         951,000   U.S. Treasury Note                                     1,003,007
                     6.375% 08/15/27.................................
         706,000   U.S. Treasury Bond                                       789,396
                     7.875% 11/15/04.................................

                  Guinness Flight Global Government Bond Fund

PORTFOLIO OF INVESTMENTS

December 31, 1997 continued

-----------------------------------------------------------------------------------

Principal Amount                                                              Value
-----------------------------------------------------------------------------------
                   United States Dollar: (continued)
       1,992,000   U.S. Treasury Note                                  $  2,056,740
                     6.250% 02/15/07.................................
                                                                       ------------
                   Total United States Dollar........................     3,849,143
                                                                       ------------
                   Total Government Bonds: 83.44%
                     (Identified cost $8,268,955+)...................     8,356,951
                                                                       ------------
                   Other Assets Less Liabilities: 16.56%.............     1,658,967
                                                                       ------------
                   Net Assets: 100.00%...............................  $ 10,015,918
                                                                       ------------
                                                                       ------------

    +      Cost for federal income tax purposes is the same.
Net unrealized appreciation consists of:
    Gross unrealized appreciation.............................................  $    134,717
    Gross unrealized depreciation.............................................       (46,721)
                                                                                ------------
                                                                                $     87,996
                                                                                ------------
                                                                                ------------

See accompanying notes to financial statements.

                  Guinness Flight Global Government Bond Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 1997
------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $8,268,955).................  $  8,356,951
Cash..................................................................     1,544,936
Receivables:
    Fund shares sold..................................................        10,778
    Interest..........................................................       180,708
Prepaid expenses......................................................           504
Deferred organizational costs, net....................................        17,769
                                                                        ------------
    Total assets......................................................  $ 10,111,646
                                                                        ------------

LIABILITIES
Payables:
    Fund shares redeemed..............................................         3,920
    Unrealized loss on forward currency contracts open (Note 6).......        23,842
Due to Affiliate (Note 3).............................................        36,731
Accrued expenses......................................................        31,235
                                                                        ------------
    Total liabilities.................................................        95,728
                                                                        ------------
NET ASSETS............................................................  $ 10,015,918
                                                                        ------------
                                                                        ------------
Net asset value and redemption price per share
    ($10,015,918/809,681 shares outstanding; unlimited
    number of shares authorized without par value)....................        $12.37
                                                                              ------
                                                                              ------
SOURCE OF NET ASSETS
    Paid-in capital...................................................  $  9,985,382
    Overdistributed net investment income (including equalization
      credits of $17,583).............................................       (28,455)
    Undistributed net realized loss on investments....................        (3,522)
    Net unrealized appreciation (depreciation) on:
        Investments...................................................        87,996
        Foreign currency..............................................       (25,483)
                                                                        ------------
            Net assets................................................  $ 10,015,918
                                                                        ------------
                                                                        ------------

See accompanying notes to financial statements.

                  Guinness Flight Global Government Bond Fund

STATEMENT OF OPERATIONS

------------------------------------------------------------------------------------
                                                                     For the Year
                                                                        Ended
                                                                  December 31, 1997
------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
Interest........................................................     $    450,685

Expenses
Advisory fees (Note 3)..........................................           58,063
Administration fee (Note 3).....................................           19,733
Custodian.......................................................           17,745
Accounting......................................................           39,482
Transfer agent fees.............................................           33,729
Audit fees......................................................           20,774
Legal fees......................................................            9,052
Insurance fees..................................................              165
Trustee's fees..................................................           13,388
Registration fees...............................................            6,341
Reports to shareholders.........................................            2,726
Deferred organization costs amortization........................           17,650
Miscellaneous...................................................            4,533
                                                                  ------------------
    Total expenses..............................................          243,381
    Commitment fee on credit line...............................              413
    Less: Expenses reimbursed (Note 3)..........................         (185,733)
                                                                  ------------------
    Net expenses................................................           58,061
                                                                  ------------------
        Net investment income...................................     $    392,624
                                                                  ------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY
Net realized gain from investments..............................           14,042
Net realized loss from foreign currency.........................         (173,367)
Net change in unrealized appreciation on investments............           33,057
Net change in unrealized loss on foreign currency...............           (9,398)
                                                                  ------------------
    Net realized and unrealized loss on investments.............         (135,666)
                                                                  ------------------
        Net Increase in Net Assets Resulting from Operations....     $    256,958
                                                                  ------------------
                                                                  ------------------

See accompanying notes to financial statements.

                  Guinness Flight Global Government Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------
                                                For the Year        For the Year
                                                   Ended               Ended
                                             December 31, 1997   December 31, 1996
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income......................    $      392,624       $    131,457
Net realized gain from investments.........            14,042             75,867
Net realized (loss) gain on foreign
  currency.................................          (173,367)               575
Net change in unrealized appreciation on
  investments..............................            33,057             21,387
Net change in unrealized depreciation on
  foreign currency.........................            (9,398)           (16,057)
                                             ------------------  ------------------
    Net Increase in Net Assets Resulting
      from Operations......................           256,958            213,229
                                             ------------------  ------------------
NET EQUALIZATION CREDITS...................            17,583             44,071
                                             ------------------  ------------------
DISTRIBUTIONS TO SHAREHOLDERS
Dividends paid from net investment income..          (287,093)          (162,397)
Dividends paid from net taxable gains......           (61,125)           (22,795)
Return of Capital..........................           (73,796)                --
                                             ------------------  ------------------
    Total distributions to shareholders....          (422,014)          (185,192)
                                             ------------------  ------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold..................         5,720,641          6,348,475
Net asset value of shares issued on
  reinvestment of distributions............           401,038            175,240
Cost of shares redeemed....................        (2,522,578)        (1,184,883)
                                             ------------------  ------------------
Net increase from capital share
  transactions.............................         3,599,101          5,338,832
                                             ------------------  ------------------
    Total Increase in Net Assets...........         3,451,628          5,410,940
                                             ------------------  ------------------
NET ASSETS
Beginning of period........................         6,564,290          1,153,350
                                             ------------------  ------------------
End of period (including (overdistributed)
  undistributed net investment income of
  (28,455) and $21,798, respectively)......    $   10,015,918       $  6,564,290
                                             ------------------  ------------------
                                             ------------------  ------------------
CHANGES IN SHARES
Shares sold................................           467,488            507,485
Shares issued from dividend
  distributions............................            32,950             13,939
Shares redeemed............................          (206,794)           (95,726)
                                             ------------------  ------------------
    Net increase...........................           293,644            425,698
                                             ------------------  ------------------
                                             ------------------  ------------------

See accompanying notes to financial statements.

                  Guinness Flight Global Government Bond Fund

FINANCIAL HIGHLIGHTS

for a capital share outstanding throughout the period

-----------------------------------------------------------------------------------------------
                                                                                From June 30,*
                                            For the year ended December 31,         through
                                         -------------------------------------   December 31,
                                            1997         1996         1995           1994
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period...   $   12.72    $   12.77    $   12.00      $   12.50
                                         -----------  -----------  -----------       -------
Income from investment operations:
  Net investment income................        0.63         0.63         0.69           0.29
  Net realized and unrealized gain
    (loss) on investments..............       (0.29)        0.13         1.01          (0.58)
                                         -----------  -----------  -----------       -------
Total from investment operations.......        0.34         0.76         1.70          (0.29)
                                         -----------  -----------  -----------       -------

Less distributions:
  Dividends paid from net investment
    income.............................       (0.49)       (0.69)       (0.65)         (0.21)
  Dividends paid from net taxable
    gains..............................       (0.11)       (0.12)       (0.28)            --
  Return of capital....................       (0.09)          --           --             --
                                         -----------  -----------  -----------       -------
Total distributions....................       (0.69)       (0.81)       (0.93)         (0.21)
                                         -----------  -----------  -----------       -------
Net asset value, end of period.........   $   12.37    $   12.72    $   12.77      $   12.00
                                         -----------  -----------  -----------       -------
                                         -----------  -----------  -----------       -------
Total return...........................        2.87%        6.21%       14.49%         (2.33)%+

Ratios/supplemental data:
Net assets, end of period
  (thousands)..........................   $  10,016    $   6,564    $   1,153      $     751
Ratio of expenses to average net
  assets:
  Before expense reimbursement.........        3.15%        8.21%       21.52%***        40.78 %**
  After expense reimbursement..........        0.75%        1.31%        1.73%          1.75 %**
Ratio of net investment income to
  average net assets:
  Before expense reimbursement.........        2.67%       (1.76)%     (14.26)%       (34.18)%**
  After expense reimbursement..........        5.07%        5.14%        5.53%          4.86 %**
Portfolio turnover rate................      185.55%      296.51%      202.54%         46.15 %

*          Commencement of operations.
+          Not annualized
**         Annualized
***        Includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended December 31, 1995, the ratio of expenses to average net assets before expense reimbursement would have been 21.68%.

See accompanying notes to financial statements.

                      Guinness Flight Asia Blue Chip Fund
                      Guinness Flight Asia Small Cap Fund
                     Guinness Flight China & Hong Kong Fund
                      Guinness Flight Mainland China Fund
                  Guinness Flight Global Government Bond Fund

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

The Guinness Flight Investment Funds (the "Guinness Funds") is a Delaware business trust organized on April 28, 1997 and registered under the Investment Company Act of 1940 (the"1940 Act") as a non-diversified, open-end management investment company. Prior to April 28, 1997, the Guinness Funds constituted four series of portfolios of Guinness Flight Investment Funds, Inc., a Maryland corporation. Currently, the Guinness Funds offer five separate series portfolios: Guinness Flight Asia Blue Chip Fund (the "Asia Blue Chip Fund") whose objective is long-term capital appreciation, Guinness Flight Asia Small Cap Fund (the "Asia Small Cap Fund") whose objective is long-term capital appreciation, Guinness Flight China & Hong Kong Fund (the "China Fund") whose objective is long-term capital appreciation, Guinness Flight Global Government Bond Fund (the "Global Government Fund") whose objective is to provide current income and capital appreciation and the Guinness Flight Mainland China Fund ("Mainland China Fund") whose objective is long-term capital appreciation (collectively, the "Funds"). The China and Global Government Funds began operations on June 30, 1994, the Asia Blue Chip and Asia Small Cap Funds began operations on April 29, 1996 and the Mainland China Fund began operations on November 3, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

    A. SECURITY VALUATION. Investments in securities traded on a primary exchange are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange for which there has been no sale are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

    U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60 day period that this amortized cost basis does not represent fair value.

                      Guinness Flight Asia Blue Chip Fund
                      Guinness Flight Asia Small Cap Fund
                     Guinness Flight China & Hong Kong Fund
                      Guinness Flight Mainland China Fund
                  Guinness Flight Global Government Bond Fund

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

    Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statements of Operations.

    B. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") under which it is obligated to exchange currencies at specific future dates and at specified rates, and is subject to the risks of foreign exchange fluctuations. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.

    C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS. As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

    D. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to its shareholders. Therefore, no federal income tax provision is required.

    For Federal income tax purposes, the Asia Blue Chip Fund and Asia Small Cap Fund have capital loss carryforwards of $532,335 and $18,243,636, respectively as of December 31, 1997 available to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforwards expire October December 31, 2005.

    E. EQUALIZATION. The Global Government Fund follows the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of redemptions of capital shares, equivalent on a per share basis to the amount of undistributed net investment

                      Guinness Flight Asia Blue Chip Fund
                      Guinness Flight Asia Small Cap Fund
                     Guinness Flight China & Hong Kong Fund
                      Guinness Flight Mainland China Fund
                  Guinness Flight Global Government Bond Fund

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of the Fund's shares.

    F. DEFERRED ORGANIZATION COSTS. The China Fund and the Global Government Fund have each incurred expenses of $58,785 in connection with their organization. The Asia Blue Chip Fund and the Asia Small Cap Fund have each incurred expenses of $8,745 in connection with their organization. The Mainland China Fund has incurred expenses of $23,338 in connection with its organization. These costs have been deferred and are being amortized on a straight line basis over a period of sixty months from the date the Funds commenced investment operations. In the event that any of the initial shares of either Fund are redeemed by the holder during the period of amortization of the Funds' organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of those shares outstanding at the time of redemption.

    G. CONCENTRATION OF RISK. The Asia Blue Chip Fund and Asia Small Cap Fund invest substantially all of their assets in Asian markets. The China Fund and Mainland China Fund invest substantially all of their assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Global Government Fund invests substantially in bonds issued by various European governments. The consequences of political, social or economic changes in the countries in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as foreign currency fluctuation and the Funds' ability to repatriate such amounts.

    H. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    I. OTHER. Under terms of the Custodial Agreement, the Funds may earn credits, based on custody cash balances, to be applied to custodian fees. For the year ended December 31, 1997, there were no such credits.

    J. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Funds account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's

                      Guinness Flight Asia Blue Chip Fund
                      Guinness Flight Asia Small Cap Fund
                     Guinness Flight China & Hong Kong Fund
                      Guinness Flight Mainland China Fund
                  Guinness Flight Global Government Bond Fund

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
Statement of Position 93-2: DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN AND RETURN OF CAPITAL DISTRIBUTION BY INVESTMENT COMPANIES. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, net operating losses, capital loss carryforwards and net realized loss on foreign currency. In the event that distributions exceed the aggregate amount of undistributed net investment income and net realized capital gains, the excess distribution is reclassified as a reduction of paid-in capital, thus reducing the tax basis of shareholders' interests in the Funds. For the year ended December 31, 1997, reclassification among the components of net assets are as follows:

                               Undistributed Net  Undistributed Net     Paid-in
                               Investment Income   Realized Gains       Capital
                               -----------------  -----------------  --------------
Asia Small Cap Fund               $   688,719         $  30,980       $   (719,699)
Global Government Fund                 73,796                --            (73,796)

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Guinness Funds, on behalf of the Funds, entered into an Investment Advisory Agreement with Guinness Flight Investment Management Limited (the "Advisor"), to provide the Funds with investment management services. The Advisor furnished all investment advice, office space and certain administrative services, and provides certain personnel needed by the Funds. As compensation for its services, the Advisor was entitled to a monthly fee equal to the following annual percentages of average daily net assets:

Asia Blue Chip Fund                                              1.00%
Asia Small Cap Fund                                              1.00%
China Fund                                                       1.00%
Mainland China Fund                                              1.00%
Global Government Fund                                           0.75%

    The Funds are responsible for their own operating expenses. The Advisor and Administrator have agreed to reimburse each Fund to the extent necessary so that its ratio of

                      Guinness Flight Asia Blue Chip Fund
                      Guinness Flight Asia Small Cap Fund
                     Guinness Flight China & Hong Kong Fund
                      Guinness Flight Mainland China Fund
                  Guinness Flight Global Government Bond Fund

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
operating expenses to average daily net assets will not exceed the following levels. Expenses reimbursed from the Advisor for the year ended December 31, 1997 are stated in the Funds' Statement of Operations:

Asia Blue Chip Fund                                              1.98%
Asia Small Cap Fund                                              1.98%
China Fund                                                       1.98%
Mainland China Fund                                              1.98%
Global Government Fund                                           0.75%

    The cumulative unreimbursed amounts paid by the Advisor on behalf of the Funds, during the period from inception (respectively) to December 31, 1997, are as follows:

Asia Blue Chip Fund                                       $ 223,588
Mainland China Fund                                          11,487
Global Government Fund                                      671,514

    Effective December 31, 1997, the Advisor agreed to amend the expense reimbursement agreement to limit the period within which the Advisor may recoup the above amounts from the Funds, to no later than December 31, 2002, and subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations. In addition, the possible recoupment period of any expense reimbursements in each year subsequent to 1997 will be limited to five years from the year of the reimbursement, and subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations.

    Investment Company Administration Corporation (the "Administrator") acts as the Funds'Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds' expense accruals. For its services, the Administrator receives an annual fee equal to 0.25 of 1% of the Funds' average daily net assets, subject to a $40,000 annual minimum for the China Fund and $80,000 allocated based on average daily net assets of the Asia Blue Chip Fund, Asia Small Cap Fund, Mainland China Fund and Global Government Fund.

                      Guinness Flight Asia Blue Chip Fund
                      Guinness Flight Asia Small Cap Fund
                     Guinness Flight China & Hong Kong Fund
                      Guinness Flight Mainland China Fund
                  Guinness Flight Global Government Bond Fund

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    First Fund Distributors, Inc. (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

    Certain officers of the Guinness Funds are also officers and/or Trustees of the Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding U.S. Government obligations and short-term investments, for the year ended December 31, 1997 were:

Fund                                                     Purchases        Sales
-----------------------------------------------------  -------------  -------------
Asia Blue Chip Fund                                    $   6,609,020  $   1,728,934
Asia Small Cap Fund                                    $ 195,147,522  $  70,457,062
China Fund                                             $ 152,791,062  $ 156,147,386
Mainland China Fund                                    $   5,977,906  $           0
Global Government Fund                                 $   7,195,274  $   6,975,992

    Purchases and sales of U.S. Government obligations by the Global Government Fund were $7,027,583 and $4,135,591, respectively.

NOTE 5 - LINE OF CREDIT

The Funds have a $50 million committed line of credit with a bank that expires on June 18, 1998. The interest rate on the line of credit is the bank's base rate, as revised from time to time.

NOTE 6 - FORWARD FOREIGN CURRENCY CONTRACTS

At December 31, 1997 the Funds had entered into forward foreign currency contracts which obligated the Funds to exchange currencies at specified future dates. At the maturity of a forward contract, the Funds may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to netted against the forward value of the currency to be

                      Guinness Flight Asia Blue Chip Fund
                      Guinness Flight Asia Small Cap Fund
                     Guinness Flight China & Hong Kong Fund
                      Guinness Flight Mainland China Fund
                  Guinness Flight Global Government Bond Fund

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
delivered by the Funds and the remaining amount is shown as receivable (payable) for forward currency contracts in the financial statements. Open forward foreign currency exchange contracts outstanding at December 31, 1997 were as follows:

                     Guinness Flight Asia Blue Chip Fund

                                                                   Delivery    Unrealized
  Currency     Receivable           Currency Deliverable             Date         Gain
-------------------------------------------------------------------------------------------
  US$              46,619   Singapore Dollar 27,618                 01/05/98           20
                                                                                    -----
                            Total Forward Contracts                             $      20
                                                                                    -----
                                                                                    -----

                     Guinness Flight Asia Small Cap Fund

                                                                   Delivery    Unrealized
  Currency     Receivable           Currency Deliverable             Date         Loss
-------------------------------------------------------------------------------------------
  US$              26,880   Malaysian Ringgit 6,889                 01/05/98          (21)
  US$             128,400   Singapore Dollar 76,066                 01/05/98          (55)
                                                                                    -----
                            Total Forward Contracts                             $     (76)
                                                                                    -----
                                                                                    -----

                      Guinness Flight Asia Blue Chip Fund
                      Guinness Flight Asia Small Cap Fund
                     Guinness Flight China & Hong Kong Fund
                      Guinness Flight Mainland China Fund
                  Guinness Flight Global Government Bond Fund

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 Guinness Flight Global Government Bond Fund

                                                                Delivery   Unrealized
  Currency     Receivable         Currency Deliverable            Date     Gain/(Loss)
--------------------------------------------------------------------------------------
  US$             493,950  Canadian Dollar 691,000               02/25/98      (9,547)
  US$             344,438  Swiss Franc 250,000                   02/25/98     (12,713)
  US$           5,760,495  Deutsche Mark 10,022,657              02/25/98    (151,920)
  US$             156,008  Danish Krone 1,023,738                02/25/98       6,170
  US$             192,321  Spanish Peseta 71,916,313             02/25/98      19,583
  US$           2,385,789  British Pound Sterling 1,456,563      02/25/98      15,594
  US$             503,085  Irish Pound 337,982                   02/25/98      22,333
  US$             497,412  Italian Lira 846,487,917              02/25/98      19,070
  US$           1,127,503  Japanese Yen 35,882,178               02/25/98      57,397
  US$           1,020,069  Deutsche Mark 1,793,626               05/28/98       6,209
  US$             267,117  British Pound Sterling 161,000        05/28/98       3,587
  US$             476,060  Japanese Yen 60,840,503               05/28/98         395
                                                                           -----------
                           Total Forward Contracts                          $ (23,842)
                                                                           -----------
                                                                           -----------

NOTE 7 - YEAR 2000 ISSUE (Unaudited)

Like other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the advisor/ administrator and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 issue." The advisor/administrator is taking steps that it believes are reasonably designed to address the Year 2000 issue with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by each Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the funds.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Guinness Flight Investment Funds

    We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Guinness Flight Investment Funds, comprising respectively, the Guinness Flight Asia Blue Chip Fund (the "Asia Blue Chip Fund"), Guinness Flight Asia Small Cap Fund (the "Asia Small Cap Fund"), Guinness Flight China & Hong Kong Fund (the "China Fund"), Guinness Flight Mainland China Fund (the "Mainland China Fund"), and Guinness Flight Global Government Bond Fund (the "Global Government Fund") (collectively, the "Funds"), as of December 31, 1997, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the three fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the China Fund and Global Government Fund for the period from June 30, 1994 (commencement of operations) through December 31, 1994, were audited by other auditors whose report dated February 8, 1995 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting Guinness Flight Investment Funds as of December 31, 1997, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the three fiscal years in the period then ended in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP
Los Angeles, California
February 6, 1998

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